FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

Music Licensing Inc.
NAME OF ENTITY

NV19971325555
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
- ☑ This corporation is publicly traded, the Central Index Key number is: 0001671132

☐ Nonprofit Corporation (see nonprofit sections below)
☐ Limited-Liability Company
☐ Limited Partnership
☐ Limited-Liability Partnership
☐ Limited-Liability Limited Partnership
☐ Business Trust
☐ Corporation Sole

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20244409547
Secretary of State State Of Nevada	Filed On 10/18/2024 07:58:09 AM
	Number of Pages 3

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required
☐ Yes - the "Charitable Solicitation Registration Statement" is required.
☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE President:

Name	Country
Jake Noch	USA

Address	City	State	Zip/Postal Code
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE Secretary:

Name	Country
Jake Noch	USA

Address	City	State	Zip/Postal Code
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE Director:

Name	Country
Jake Noch	USA

Address	City	State	Zip/Postal Code
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE President:

Name	Country
James Chillemi	USA

Address	City	State	Zip/Postal Code
3811 Airport-Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE Director:

Name	Country
Rodrigo Di Federico	USA

Address	City	State	Zip/Postal Code
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE President:

Name	Country
Paul Ring	USA

Address	City	State	Zip/Postal Code
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE Director:

Name	Country
Vito Roppo	USA

Address	City	State	Zip/Postal Code
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing

the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Jake P. Noch	Director	10/18/2024
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*	Title	Date

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20244001184
Secretary of State State Of Nevada	Filed On 4/18/2024 3:34:00 PM
	Number of Pages 6

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Music Licensing Inc.

Entity or Nevada Business Identification Number (NVID): NV19971325555

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

x Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: >80%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Section 2(b) - revised treatment of fractional stock resulting from reverse split (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — Chief Executive Officer, Title X [signature] Signature of Officer or Authorized Signer — Secretary, Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See Attafchment A

This form must be accompanied by appropriate fees.

ACTION BY UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS OF MUSIC LICENSING INC.

The undersigned, being all the directors of Music Licensing Inc, a Nevada corporation, by their signature below or on a counterpart hereof, hereby adopt the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending the Amended and Restated Articles of Incorporation of this corporation:

1. AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.

WHEREAS, this corporation has previously Amended and Restated its Articles of Incorporation, to include, *inter alia*, a 1:500,000 reverse split of its common stock, which provided for the following treatment of fractional share interests resulting from the reverse split: "one whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split" (the "Treatment");

WHEREAS, it is hereby deemed to be advisable and in the best interests of this corporation and its stockholders to modify the Treatment to provide a cash payment in lieu of a round-up of resulting fractional shares;

WHEREAS, such a modification would require an amendment to this corporation's Amended and Restated Articles of Incorporation;

NOW, THEREFORE, BE IT RESOLVED, that, upon approval of the holder of the issued and outstanding share of Series J Preferred Stock, Section 2(b) of the current, as-filed Amended and Restated Articles of Incorporation shall be amended and restated in the form attached as Exhibit A hereto.

2. OMNIBUS RESOLUTIONS.

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

* * * *

[document continued on next page]

This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This written consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the last date on which directors have affixed their respective signatures hereto.

JAKE P. NOCH

RODRIGO DI FEDERICO

VITO ROPPO, ESQ

JAMES R. CHILLEMI, ESQ.

PAUL RING

CONTINUATION OF AMENDMENT [NO. 1] TO AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MUSIC LICENSING INC.

Article 2: Authorized Capital

(b) **Reverse Stock Split**. Upon the filing (the "Effective Time") of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, each five hundred thousand (500,000) shares of this corporation's Common Stock, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall automatically without further action on the part of this corporation or any holder of Old Common Stock, be reclassified, combined, converted, and changed into one (1) fully paid and nonassessable share of common stock, par value of $$0.000000000001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to these Amended and Restated Articles of Incorporation. Holders, who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split, shall instead be entitled to receive a payment in cash therefor (an "In Lieu Payment"), rather than any shares of New Common Stock for such prospective fractional share interests. The amount of each In Lieu Payment shall be based on the per-share post-split closing ask price as of the day on which the reverse split is to become effective, as then announced by Finra.

ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER OF MUSIC LICENSING INC.

The undersigned, being the holder of not less than 80% of the outstanding voting capital stock of Music Licensing Inc, a Nevada corporation, by is signature below, hereby adopts the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending the Amended and Restated Articles of Incorporation of this corporation:

1. AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION.

WHEREAS, this corporation has previously Amended and Restated its Articles of Incorporation, to include, *inter alia*, a 1:500,000 reverse split of its common stock, which provided for the following treatment of fractional share interests resulting from the reverse split: "one whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split" (the "Treatment");

WHEREAS, it is hereby deemed to be advisable and in the best interests of this corporation and its stockholders to modify the Treatment to provide a cash payment in lieu of a round-up of resulting fractional shares;

WHEREAS, such a modification would require an amendment to this corporation's Amended and Restated Articles of Incorporation;

NOW, THEREFORE, BE IT RESOLVED, that, upon approval of the Board of Directors of this corporation, Section 2(b) of the current, as-filed Amended and Restated Articles of Incorporation shall be amended and restated in the form attached as Exhibit A hereto.

2. OMNIBUS RESOLUTIONS.

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

This written consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the date on which the undersigned has affixed its signature hereto.

____
JAKE P. NOCH
Holder of one share of Series J Preferred Stock
and additional shares of Common Stock

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243982064
Secretary of State State Of Nevada	Filed On 4/10/2024 8:00:00 AM
	Number of Pages 3

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☒ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:	Name of entity: Music Licensing, Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal: class or stock:	Designation being Withdrawn: Series B Convertible Preferred St. Date of Designation: 08/19/2013 No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: * See attached pages for Board approval.
8. Signature: (Required)	X [signature] Signature of Officer Date: 04 / 02 / 2024

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Doc ID: 9b06d1f101da93a674f167b4b6f638497d412b34

ACTION BY UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS OF MUSIC LICENSING, INC.

The undersigned, being all the directors of Music Licensing, Inc, a Nevada corporation, by their signature below or on a counterpart hereof, hereby adopt the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending and restating the Articles of Incorporation of this corporation:

1. **WITHDRAWAL OF SERIES A PREFERRED STOCK.**

WHEREAS, on July 25, 2022, this corporation filed a Certificate of Designation to establish its Series A Convertible Preferred Stock (the "Series A Stock");

WHEREAS, as of the date of this Consent, there are no issued and outstanding shares of Series A Stock;

WHEREAS, on March 14, 2024, this corporation attempted to withdraw the Series A Stock;

WHEREAS, it is continues to be advisable and in the best interests of this corporation and its stockholders to withdraw the Series A Stock from this corporation's capital structure;

NOW, THEREFORE, BE IT RESOLVED, that, this corporation file a Withdrawal of Designation of the Series A Stock in the form attached as Exhibit A hereto.

2. **WITHDRAWAL OF SERIES B PREFERRED STOCK.**

WHEREAS, on August 19, 2013, this corporation filed a Certificate of Designation to establish its Series A Convertible Preferred Stock (the "Series B Stock");

WHEREAS, as of the date of this Consent, there are no issued and outstanding shares of Series B Stock;

WHEREAS, on March 14, 2024, this corporation attempted to withdraw the Series B Stock;

WHEREAS, it is continues to be advisable and in the best interests of this corporation and its stockholders to withdraw the Series B Stock from this corporation's capital structure;

NOW, THEREFORE, BE IT RESOLVED, that, this corporation file a Withdrawal of Designation of the Series B Stock in the form attached as Exhibit B hereto.

3. **OMNIBUS RESOLUTIONS.**

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This written consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the last date on which directors have affixed their respective signatures hereto.

JAKE P. NOCH

RODRIGO DI FEDERICO

VITO ROPPO, ESQ

JAMES R. CHILLEMI, ESQ.

PAUL RING

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243967159
Secretary of State State Of Nevada	Filed On 4/3/2024 8:00:00 AM
	Number of Pages 8

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:

Name of entity as on file with the Nevada Secretary of State: Music Licensing, Inc.

Entity or Nevada Business Identification Number (NVID): NV19971325555

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)
The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 80%
Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada: ______
Jurisdiction of formation: ______
Changes to takes the following effect:
☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Doc ID: 47c372b042e07a0dba3bbe5e3c99e7cccc47dfcb

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☒ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) see attached page (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] — Chief Executive Officer Signature of Officer or Authorized Signer — Title X [signature] — Secretary Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Doc ID: 47c372b042e07a0dba3bbe5e3c99e7ccco47dfcb

CONTINUATION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MUSIC LICENSING, INC.

Article 1: The name of this corporation is Music Licensing, Inc.

Article 2: Authorized Capital

(a) **Authorized Capital Stock.** The total number of shares of capital stock that this corporation shall have authority to issue is 14,500,000,001 shares, of which (i) 14,500,000,000 shares shall be Common Stock, $0.00000000001 par value per share (the "Common Stock") and (ii) 1 share shall be Preferred Stock, $0.001 par value per share (the "Preferred Stock").

(b) **Reverse Stock Split.** Upon the filing (the "Effective Time") of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, each five hundred thousand (500,000) shares of this corporation's Common Stock, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall automatically without further action on the part of this corporation or any holder of Old Common Stock, be reclassified, combined, converted, and changed into one (1) fully paid and nonassessable share of common stock, par value of $$0.00000000001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to these Amended and Restated Articles of Incorporation. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive one whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

(c) **Preferred Stock.** The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to establish from the undesignated shares of Preferred Stock one or more series of Preferred Stock and to prescribe the series and the number of each such series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series of Preferred Stock, including without limitation: the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of stock of the corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Article 3: Limitation of Liability

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

Article 4: Indemnification

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may

be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation.

ACTION BY UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS OF MUSIC LICENSING, INC.

The undersigned, being all the directors of Music Licensing, Inc, a Nevada corporation, by their signature below or on a counterpart hereof, hereby adopt the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending and restating the Articles of Incorporation of this corporation:

1. **AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION; REVERSE SPLIT OF COMMON STOCK.**

WHEREAS, this corporation has previously filed a number of amendments or amendments and restatements of its Articles of Incorporation, and various Certificates of Correction of such documents with the Secretary of State of the State of Nevada;

WHEREAS, this corporation has previously attempted to effectuate a one-for-500,000 share reverse split of its common stock;

WHEREAS, it is hereby deemed to be advisable and in the best interests of this corporation and its stockholders to amend and restate its Articles of Incorporation, including such reverse split of its common stock, in a manner such that all of this corporation's authorized capital and related items will be available in one document;

NOW, THEREFORE, BE IT RESOLVED, that, upon approval of the holder of a majority of this corporation's voting capital stock, the current, as-filed Articles of Incorporation shall be amended and restated in the form attached as Exhibit A hereto and the issued and outstanding shares of common stock shall be split on a one share-for-500,000 shares basis.

2. **OMNIBUS RESOLUTIONS.**

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

* * * *

[document continued on next page]

This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This written consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the last date on which directors have affixed their respective signatures hereto.

JAKE P. NOCH

RODRIGO DI FEDERICO

VITO ROPPO, ESQ

JAMES R. CHILLEMI, ESQ.

PAUL RING

EXHIBIT A

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243967245
Secretary of State State Of Nevada	Filed On 4/3/2024 8:00:00 AM
	Number of Pages 8

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Music Licensing, Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☒ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 80% Or ☐ No action by stockholders is required, name change only.
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ______ Jurisdiction of formation: ______ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☒ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) see attached page (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — Chief Executive Officer (Title) X [signature] Signature of Officer or Authorized Signer — Secretary (Title) *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Doc ID: 47c372b042e07a0dba3bbe5e3c99a7ccco47dfcb

CONTINUATION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION OF MUSIC LICENSING, INC.

Article 1: The name of this corporation is Music Licensing, Inc.

Article 2: Authorized Capital

(a) **Authorized Capital Stock.** The total number of shares of capital stock that this corporation shall have authority to issue is 14,500,000,001 shares, of which (i) 14,500,000,000 shares shall be Common Stock, $0.00000000001 par value per share (the "Common Stock") and (ii) 1 share shall be Preferred Stock, $0.001 par value per share (the "Preferred Stock").

(b) **Reverse Stock Split.** Upon the filing (the "Effective Time") of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, each five hundred thousand (500,000) shares of this corporation's Common Stock, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall automatically without further action on the part of this corporation or any holder of Old Common Stock, be reclassified, combined, converted, and changed into one (1) fully paid and nonassessable share of common stock, par value of $$0.00000000001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to these Amended and Restated Articles of Incorporation. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive one whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

(c) **Preferred Stock.** The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to establish from the undesignated shares of Preferred Stock one or more series of Preferred Stock and to prescribe the series and the number of each such series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series of Preferred Stock, including without limitation: the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of stock of the corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Article 3: Limitation of Liability

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

Article 4: Indemnification

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may

be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation.

ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER OF MUSIC LICENSING, INC.

The undersigned, being the holder of not less than 80% of the outstanding voting capital stock of Music Licensing, Inc, a Nevada corporation, by is signature below, hereby adopt the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending and restating the Articles of Incorporation of this corporation:

1. **AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION; REVERSE SPLIT OF COMMON STOCK.**

WHEREAS, this corporation has previously filed a number of amendments or amendments and restatements of its Articles of Incorporation, and various Certificates of Correction of such documents with the Secretary of State of the State of Nevada;

WHEREAS, this corporation has previously attempted to effectuate a one-for-500,000 share reverse split of its common stock;

WHEREAS, it is hereby deemed to be advisable and in the best interests of this corporation and its stockholders to amend and restate its Articles of Incorporation, including such reverse split of its common stock, in a manner such that all of this corporation's authorized capital and related items will be available in one document;

NOW, THEREFORE, BE IT RESOLVED, that, upon approval of the Board of Directors of this corporation, the current, as-filed Articles of Incorporation shall be amended and restated in the form attached as Exhibit A hereto and the issued and outstanding shares of common stock shall be split on a one share-for-500,000 shares basis.

2. **OMNIBUS RESOLUTIONS.**

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

* * * *

[document continued on next page]

This Written Consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the date on which the undersigned affixed his signature hereto.

[signature]

JAKE P. NOCH
Holder of one share of Series J Preferred Stock
and additional shares of Common Stock

EXHIBIT A

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243967252
Secretary of State State Of Nevada	Filed On 4/3/2024 8:00:00 AM
	Number of Pages 4

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Music Licensing, Inc.

Entity or Nevada Business Identification Number (NVID): NV19971325555

2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)

☒ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☒ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 80%

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☒ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) see attached page (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — Chief Executive Officer (Title) X [signature] Signature of Officer or Authorized Signer — Secretary (Title) *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Doc ID: 47c372b042a07a0dba3bbe5e3c99e7ccc047dfcb

**CONTINUATION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
MUSIC LICENSING, INC.**

Article 1: The name of this corporation is Music Licensing, Inc.

Article 2: Authorized Capital

(a) **Authorized Capital Stock.** The total number of shares of capital stock that this corporation shall have authority to issue is 14,500,000,001 shares, of which (i) 14,500,000,000 shares shall be Common Stock, $0.00000000001 par value per share (the "Common Stock") and (ii) 1 share shall be Preferred Stock, $0.001 par value per share (the "Preferred Stock").

(b) **Reverse Stock Split.** Upon the filing (the "Effective Time") of these Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, each five hundred thousand (500,000) shares of this corporation's Common Stock, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") shall automatically without further action on the part of this corporation or any holder of Old Common Stock, be reclassified, combined, converted, and changed into one (1) fully paid and nonassessable share of common stock, par value of $$0.000000000001 per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below (the "Reverse Stock Split"). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to these Amended and Restated Articles of Incorporation. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive one whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

(c) **Preferred Stock.** The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to establish from the undesignated shares of Preferred Stock one or more series of Preferred Stock and to prescribe the series and the number of each such series of Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such series of Preferred Stock, including without limitation: the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; the rights, if any, which the holders of stock of the corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such series; and such other voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such series and to increase or decrease the number of shares of any series prior to the issuance of shares of that series and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not to decrease such number below the number of shares outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Article 3: Limitation of Liability

The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

Article 4: Indemnification

The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may

be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243967264
Secretary of State State Of Nevada	Filed On 4/3/2024 8:00:00 AM
	Number of Pages 9

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☒ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Music Licensing, Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series J Prefered Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☒ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached pages for board and stockholder approval; see also the Amended and Restated Certificate of Designation.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X [signature] Signature of Officer Date: 04 / 02 / 2024

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE RIGHTS, PRIVILEGES, PREFERENCES, AND RESTRICTIONS OF THE SERIES J PREFERRED STOCK OF MUSIC LICENSING INC.

The undersigned, the Chief Executive Officer of Music Licensing Inc., a Nevada corporation (the "Company"), in accordance with the provisions of Section 78.955 of the Nevada Revised Statutes does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Amended Articles of Incorporation (the "Articles of Incorporation") of the Company, the following resolution that amends and restates the attributes of the series of preferred stock previously designated as Series J Preferred Stock, such attributes set forth hereinbelow, was duly adopted on April __, 2024, as follows:

RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of its Articles of Incorporation, the Board hereby amends and restates and sets in full all of the rights, privileges, preferences, restrictions, and relative and other special rights of that certain series of the Company's preferred stock, par value $0.001 per share, named "Series J Preferred Stock" and all of the qualifications, limitations, and restrictions, each as set forth hereinbelow:

Section 1. Designation; Ranking. A series of preferred stock is hereby designated as the Company's Series J Preferred Stock (the "Series J Preferred Stock"). All series of preferred stock, whether now or hereafter designated, may by their respective terms have a preference over the Series J Preferred Stock in respect of distribution upon liquidation, dividends, or any other right or matter.

Section 2. Number. The number of shares constituting Series J Preferred Stock is fixed at one share, par value $0.001 per share, and such number may not be increased except by the favorable vote or the written consent of the holders of at least a majority of the issued and outstanding shares of Series J Preferred Stock or by a resolution of the Board of Directors. Such number of shares may be decreased by a resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series J Preferred Stock to a number less than the number of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options, or warrants or upon conversion of outstanding securities issued by the Company.

Section 3. Dividends. The holders of the Series J Preferred Stock do not have any preferential dividend rights and shall be entitled to receive dividends, if any, only if, when, and as declared by the Board of Directors in its sole and absolute discretion.

Section 4. Voting Rights.

a) General. Subject to Section 4(d) and the other provisions of this Certificate of Designation, each holder of Series J Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of Series J Preferred

Stock and the holders of Common Stock and other series of the Company's preferred stock (if such series shall have voting rights) shall vote together as a single class.

b) Number of Votes. Subject to Section 4(d) and the other provisions of this Certificate of Designation, with respect to any matter presented to the stockholders of the Company for their vote or consent, as to which the holders of Series J Preferred Stock and the holders of Common Stock and other series of the Company's preferred stock (if such series shall have voting rights in respect of such matter) vote together as a single class, the shares of Series J Preferred Stock (voting as a series) shall be entitled to the number of votes equal to eighty percent (80%) of the aggregate votes of all holders of shares of capital stock of the Company on the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date on which such vote is taken, or any written consent of stockholders first is solicited, with respect to such matter.

c) Separate Vote Required. At any time when shares of Series J Preferred Stock are outstanding, in addition to any other vote required by law or the Company's Articles of Incorporation, the Company shall not, without the written consent or affirmative vote of the holders of at least a majority of the then-outstanding shares of Series J Preferred Stock, voting or consenting separately as a class, either directly or by amendment, merger, consolidation, or otherwise, change the rights or preferences of the Series J Preferred Stock or increase the authorized number of shares of Series J Preferred Stock.

d) Board of Directors Election. Notwithstanding any provision of this Certificate of Designation, so long as any of the shares of Series J Preferred Stock issued are outstanding, the holders of the Series J Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the members of the Board of Directors of the Company. The holders of the Common Stock and other classes and series of the Company's stock (if such other classes or series shall have voting rights in respect of the election of members of the Board of Directors), voting together as a single class, shall be entitled to elect the remaining members of the Board of Directors of the Company, subject to the terms of the Company's Articles of Incorporation.

Section 5. Conversion. The holders of the Series J Preferred Stock do not have any rights of conversion into any other class or series of capital stock of the Company.

Section 6. Liquidation Preference. Upon any Liquidation Event[1] before any distribution or payment shall be made to the holders of any stock ranking junior to the Series J Preferred Stock, the holders of the Series J Preferred Stock shall be entitled to be paid out of the assets of the Company

---

[1] A "Liquidation Event" shall mean (i) the dissolution, liquidation, or winding up of the Company, whether voluntary or involuntary, or (ii)(1) any reorganization, consolidation, merger, or similar transaction or series of related transactions (each, a "Combination Transaction") in which the Company is a constituent party, or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such Combination Transaction, if, as a result of such Combination Transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such Combination Transaction (other than any such securities that are held by an "Acquiring Stockholder" as defined below) do not represent, or are not converted into, securities of the surviving corporation of such Combination Transaction (or such surviving corporation's parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such Combination Transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such Combination Transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder; or (B) a sale, lease, license, transfer, or other disposition, whether in a single transaction or a series of related transactions, of all or substantially all of the assets of the Company. An "Acquiring Stockholder" means a stockholder or stockholders of the corporation that (1) merges or combines with the Company in such Combination Transaction or (2) owns or controls a majority of another corporation that merges or combines with the Company in such Combination Transaction.

an amount equal to $1.00 in the aggregate for all issued and outstanding shares of Series J Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares) (the "Preference Value"). After the payment of the full applicable Preference Value of each share of the Series J Preferred Stock as set forth herein, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Company's Common Stock. The Company shall mail written notice of any such Liquidation Event, not less than forty-five (45) days prior to the payment date stated therein, to each holder.

Section 7. No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all time in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights, preferences, and privileges of the holders of the Series J Preferred Stock against impairment.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the holders hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (1) to the Company, at its principal executive office and (2) to any stockholder, at such holder's address as it appears in the stock records of the Company (or such other address for a stockholder as shall be specified in a notice given in accordance with this Section 8).

b) Lost or Mutilated Preferred Stock Certificate. If a holder's Series J Preferred Stock certificate shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen, or destroyed certificate, a new certificate for the shares of Series J Preferred Stock so mutilated, lost, stolen, or destroyed, but only upon receipt of evidence of such loss, theft, or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

c) Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Company and by the holders holding a majority of the issued and outstanding shares of Series J Preferred Stock, and any such written amendment, modification, or waiver will be binding upon the Company and each holder of Series J Preferred Stock.

[Remainder of the page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate of Designation and does affirm the foregoing as true this 2 day of April, 2024.

MUSIC LICENSING INC.

By: [signature]
Jake P. Noch, Chief Executive Officer

ACTION BY UNANIMOUS WRITTEN CONSENT OF
BOARD OF DIRECTORS
OF MUSIC LICENSING, INC.

The undersigned, being all the directors of Music Licensing, Inc, a Nevada corporation, by their signature below or on a counterpart hereof, hereby adopt the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending and restating the designation of Series J Preferred Stock of this corporation:

1. AMENDMENT AND RESTATEMENT OF DESIGNATION OF SERIES J PREFERRED STOCK.

WHEREAS, this corporation has previously filed one of more designations of its Series J Preferred Stock and Certificates of Correction of such designations with the Secretary of State of the state of Nevada;

WHEREAS, it is hereby deemed to be advisable and in the best interests of this corporation and its stockholders to amend and restate its designation of its Series J Preferred Stock such that all of the attributes thereof are of record and will be available in one document;

NOW, THEREFORE, BE IT RESOLVED, that, upon approval of the holder of the issued and outstanding share of Series J Preferred Stock, the current, as-filed designation of Series J Preferred Stock shall be amended and restated in the form attached as Exhibit A hereto.

2. OMNIBUS RESOLUTIONS.

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

* * * *

[document continued on next page]

This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This written consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the last date on which directors have affixed their respective signatures hereto.

JAKE P. NOCH

RODRIGO DI FEDERICO

VITO ROPPO, ESQ

JAMES R. CHILLEMI, ESQ.

PAUL RING

EXHIBIT A

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243967269
Secretary of State State Of Nevada	Filed On 4/3/2024 8:00:00 AM
	Number of Pages 8

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☒ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Music Licensing, Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series J Prefered Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☒ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached pages for board and stockholder approval; see also the Amended and Restated Certificate of Designation.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X [signature] Signature of Officer Date: 04 / 02 / 2024

*Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

Doc ID: 84be4febbf75db883f15f84b276d25c74abb33a0

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION
OF THE RIGHTS, PRIVILEGES, PREFERENCES, AND RESTRICTIONS
OF THE
SERIES J PREFERRED STOCK
OF
MUSIC LICENSING INC.

The undersigned, the Chief Executive Officer of Music Licensing Inc., a Nevada corporation (the "Company"), in accordance with the provisions of Section 78.955 of the Nevada Revised Statutes does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Amended Articles of Incorporation (the "Articles of Incorporation") of the Company, the following resolution that amends and restates the attributes of the series of preferred stock previously designated as Series J Preferred Stock, such attributes set forth hereinbelow, was duly adopted on April __, 2024, as follows:

RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of its Articles of Incorporation, the Board hereby amends and restates and sets in full all of the rights, privileges, preferences, restrictions, and relative and other special rights of that certain series of the Company's preferred stock, par value $0.001 per share, named "Series J Preferred Stock" and all of the qualifications, limitations, and restrictions, each as set forth hereinbelow:

Section 1. Designation; Ranking. A series of preferred stock is hereby designated as the Company's Series J Preferred Stock (the "Series J Preferred Stock"). All series of preferred stock, whether now or hereafter designated, may by their respective terms have a preference over the Series J Preferred Stock in respect of distribution upon liquidation, dividends, or any other right or matter.

Section 2. Number. The number of shares constituting Series J Preferred Stock is fixed at one share, par value $0.001 per share, and such number may not be increased except by the favorable vote or the written consent of the holders of at least a majority of the issued and outstanding shares of Series J Preferred Stock or by a resolution of the Board of Directors. Such number of shares may be decreased by a resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series J Preferred Stock to a number less than the number of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options, or warrants or upon conversion of outstanding securities issued by the Company.

Section 3. Dividends. The holders of the Series J Preferred Stock do not have any preferential dividend rights and shall be entitled to receive dividends, if any, only if, when, and as declared by the Board of Directors in its sole and absolute discretion.

Section 4. Voting Rights.

a) General. Subject to Section 4(d) and the other provisions of this Certificate of Designation, each holder of Series J Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of Series J Preferred

Stock and the holders of Common Stock and other series of the Company's preferred stock (if such series shall have voting rights) shall vote together as a single class.

b) Number of Votes. Subject to Section 4(d) and the other provisions of this Certificate of Designation, with respect to any matter presented to the stockholders of the Company for their vote or consent, as to which the holders of Series J Preferred Stock and the holders of Common Stock and other series of the Company's preferred stock (if such series shall have voting rights in respect of such matter) vote together as a single class, the shares of Series J Preferred Stock (voting as a series) shall be entitled to the number of votes equal to eighty percent (80%) of the aggregate votes of all holders of shares of capital stock of the Company on the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date on which such vote is taken, or any written consent of stockholders first is solicited, with respect to such matter.

c) Separate Vote Required. At any time when shares of Series J Preferred Stock are outstanding, in addition to any other vote required by law or the Company's Articles of Incorporation, the Company shall not, without the written consent or affirmative vote of the holders of at least a majority of the then-outstanding shares of Series J Preferred Stock, voting or consenting separately as a class, either directly or by amendment, merger, consolidation, or otherwise, change the rights or preferences of the Series J Preferred Stock or increase the authorized number of shares of Series J Preferred Stock.

d) Board of Directors Election. Notwithstanding any provision of this Certificate of Designation, so long as any of the shares of Series J Preferred Stock issued are outstanding, the holders of the Series J Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the members of the Board of Directors of the Company. The holders of the Common Stock and other classes and series of the Company's stock (if such other classes or series shall have voting rights in respect of the election of members of the Board of Directors), voting together as a single class, shall be entitled to elect the remaining members of the Board of Directors of the Company, subject to the terms of the Company's Articles of Incorporation.

Section 5. Conversion. The holders of the Series J Preferred Stock do not have any rights of conversion into any other class or series of capital stock of the Company.

Section 6. Liquidation Preference. Upon any Liquidation Event[1] before any distribution or payment shall be made to the holders of any stock ranking junior to the Series J Preferred Stock, the holders of the Series J Preferred Stock shall be entitled to be paid out of the assets of the Company

[1] A "Liquidation Event" shall mean (i) the dissolution, liquidation, or winding up of the Company, whether voluntary or involuntary, or (ii)(I) any reorganization, consolidation, merger, or similar transaction or series of related transactions (each, a "Combination Transaction") in which the Company is a constituent party, or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such Combination Transaction, if, as a result of such Combination Transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such Combination Transaction (other than any such securities that are held by an "Acquiring Stockholder" as defined below) do not represent, or are not converted into, securities of the surviving corporation of such Combination Transaction (or such surviving corporation's parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such Combination Transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such Combination Transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder; or (B) a sale, lease, license, transfer, or other disposition, whether in a single transaction or a series of related transactions, of all or substantially all of the assets of the Company. An "Acquiring Stockholder" means a stockholder or stockholders of the corporation that (1) merges or combines with the Company in such Combination Transaction or (2) owns or controls a majority of another corporation that merges or combines with the Company in such Combination Transaction.

an amount equal to $1.00 in the aggregate for all issued and outstanding shares of Series J Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares) (the "Preference Value"). After the payment of the full applicable Preference Value of each share of the Series J Preferred Stock as set forth herein, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Company's Common Stock. The Company shall mail written notice of any such Liquidation Event, not less than forty-five (45) days prior to the payment date stated therein, to each holder.

Section 7. No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all time in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights, preferences, and privileges of the holders of the Series J Preferred Stock against impairment.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the holders hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (1) to the Company, at its principal executive office and (2) to any stockholder, at such holder's address as it appears in the stock records of the Company (or such other address for a stockholder as shall be specified in a notice given in accordance with this Section 8).

b) Lost or Mutilated Preferred Stock Certificate. If a holder's Series J Preferred Stock certificate shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen, or destroyed certificate, a new certificate for the shares of Series J Preferred Stock so mutilated, lost, stolen, or destroyed, but only upon receipt of evidence of such loss, theft, or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

c) Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Company and by the holders holding a majority of the issued and outstanding shares of Series J Preferred Stock, and any such written amendment, modification, or waiver will be binding upon the Company and each holder of Series J Preferred Stock.

[Remainder of the page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate of Designation and does affirm the foregoing as true this 2 day of April, 2024.

MUSIC LICENSING INC.

By: ______________________
Jake P. Noch, Chief Executive Officer

ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER OF MUSIC LICENSING, INC.

The undersigned, being the holder of not less than 80% of the outstanding voting capital stock of Music Licensing, Inc, a Nevada corporation, by is signature below, hereby adopt the following resolutions on behalf of this corporation, pursuant to the Nevada Revised Statutes, for the purpose of amending and restating the designation of Series J Preferred Stock of this corporation:

1. AMENDMENT AND RESTATEMENT OF DESIGNATION OF SERIES J PREFERRED STOCK.

WHEREAS, this corporation has previously filed one of more designations of its Series J Preferred Stock and Certificates of Correction of such designations with the Secretary of State of the state of Nevada;

WHEREAS, it is hereby deemed to be advisable and in the best interests of this corporation and its stockholders to amend and restate its designation of its Series J Preferred Stock such that all of the attributes thereof are of record and will be available in one document;

NOW, THEREFORE, BE IT RESOLVED, that, upon approval of the Board of Directors of this corporation, the current, as-filed designation of Series J Preferred Stock shall be amended and restated in the form attached as Exhibit A hereto.

2. OMNIBUS RESOLUTIONS.

RESOLVED FURTHER, that the officers of this corporation are, and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as said officers shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed, and approved as the acts and deeds of this corporation.

This Unanimous Written Consent may be executed in one or more counterparts, each of which shall be an original and all of which together shall be one and the same instrument. This written consent shall be filed in the Minute Book of this corporation and become a part of the records of this corporation. This written consent is dated as of the last date on which directors have affixed their respective signatures hereto.

JAKE P. NOCH
Holder of one share of Series J Preferred Stock
and additional shares of Common Stock

EXHIBIT A

Filed in the Office of
FVAguilar
Secretary of State
State Of Nevada

Business Number	C25725-1997
Filing Number	20243967273
Filed On	4/3/2024 8:00:00 AM
Number of Pages	5

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☐ Certificate of Amendment to Designation - Before Issuance of Class or Series
☒ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Music Licensing, Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series J Prefered Stock
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☒ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* See attached pages for board and stockholder approval; see also the Amended and Restated Certificate of Designation.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X [signature] Signature of Officer Date: 04 / 02 / 2024

*Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF THE RIGHTS, PRIVILEGES, PREFERENCES, AND RESTRICTIONS OF THE SERIES J PREFERRED STOCK OF MUSIC LICENSING INC.

The undersigned, the Chief Executive Officer of Music Licensing Inc., a Nevada corporation (the "Company"), in accordance with the provisions of Section 78.955 of the Nevada Revised Statutes does hereby certify that, pursuant to the authority conferred upon the Board of Directors by the Amended Articles of Incorporation (the "Articles of Incorporation") of the Company, the following resolution that amends and restates the attributes of the series of preferred stock previously designated as Series J Preferred Stock, such attributes set forth hereinbelow, was duly adopted on April __, 2024, as follows:

RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by provisions of its Articles of Incorporation, the Board hereby amends and restates and sets in full all of the rights, privileges, preferences, restrictions, and relative and other special rights of that certain series of the Company's preferred stock, par value $0.001 per share, named "Series J Preferred Stock" and all of the qualifications, limitations, and restrictions, each as set forth hereinbelow:

Section 1. Designation; Ranking. A series of preferred stock is hereby designated as the Company's Series J Preferred Stock (the "Series J Preferred Stock"). All series of preferred stock, whether now or hereafter designated, may by their respective terms have a preference over the Series J Preferred Stock in respect of distribution upon liquidation, dividends, or any other right or matter.

Section 2. Number. The number of shares constituting Series J Preferred Stock is fixed at one share, par value $0.001 per share, and such number may not be increased except by the favorable vote or the written consent of the holders of at least a majority of the issued and outstanding shares of Series J Preferred Stock or by a resolution of the Board of Directors. Such number of shares may be decreased by a resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series J Preferred Stock to a number less than the number of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options, or warrants or upon conversion of outstanding securities issued by the Company.

Section 3. Dividends. The holders of the Series J Preferred Stock do not have any preferential dividend rights and shall be entitled to receive dividends, if any, only if, when, and as declared by the Board of Directors in its sole and absolute discretion.

Section 4. Voting Rights.

a) General. Subject to Section 4(d) and the other provisions of this Certificate of Designation, each holder of Series J Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company (as in effect at the time in question) and applicable law, and shall be entitled to vote, together with the holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as may be otherwise provided by applicable law. Except as otherwise expressly provided herein or as required by law, the holders of Series J Preferred

Stock and the holders of Common Stock and other series of the Company's preferred stock (if such series shall have voting rights) shall vote together as a single class.

b) Number of Votes. Subject to Section 4(d) and the other provisions of this Certificate of Designation, with respect to any matter presented to the stockholders of the Company for their vote or consent, as to which the holders of Series J Preferred Stock and the holders of Common Stock and other series of the Company's preferred stock (if such series shall have voting rights in respect of such matter) vote together as a single class, the shares of Series J Preferred Stock (voting as a series) shall be entitled to the number of votes equal to eighty percent (80%) of the aggregate votes of all holders of shares of capital stock of the Company on the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date on which such vote is taken, or any written consent of stockholders first is solicited, with respect to such matter.

c) Separate Vote Required. At any time when shares of Series J Preferred Stock are outstanding, in addition to any other vote required by law or the Company's Articles of Incorporation, the Company shall not, without the written consent or affirmative vote of the holders of at least a majority of the then-outstanding shares of Series J Preferred Stock, voting or consenting separately as a class, either directly or by amendment, merger, consolidation, or otherwise, change the rights or preferences of the Series J Preferred Stock or increase the authorized number of shares of Series J Preferred Stock.

d) Board of Directors Election. Notwithstanding any provision of this Certificate of Designation, so long as any of the shares of Series J Preferred Stock issued are outstanding, the holders of the Series J Preferred Stock, voting as a separate class, shall be entitled to elect a majority of the members of the Board of Directors of the Company. The holders of the Common Stock and other classes and series of the Company's stock (if such other classes or series shall have voting rights in respect of the election of members of the Board of Directors), voting together as a single class, shall be entitled to elect the remaining members of the Board of Directors of the Company, subject to the terms of the Company's Articles of Incorporation.

Section 5. Conversion. The holders of the Series J Preferred Stock do not have any rights of conversion into any other class or series of capital stock of the Company.

Section 6. Liquidation Preference. Upon any Liquidation Event[1] before any distribution or payment shall be made to the holders of any stock ranking junior to the Series J Preferred Stock, the holders of the Series J Preferred Stock shall be entitled to be paid out of the assets of the Company

---

[1] A "Liquidation Event" shall mean (i) the dissolution, liquidation, or winding up of the Company, whether voluntary or involuntary, or (ii)(1) any reorganization, consolidation, merger, or similar transaction or series of related transactions (each, a "Combination Transaction") in which the Company is a constituent party, or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such Combination Transaction, if, as a result of such Combination Transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such Combination Transaction (other than any such securities that are held by an "Acquiring Stockholder" as defined below) do not represent, or are not converted into, securities of the surviving corporation of such Combination Transaction (or such surviving corporation's parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such Combination Transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such Combination Transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder; or (B) a sale, lease, license, transfer, or other disposition, whether in a single transaction or a series of related transactions, of all or substantially all of the assets of the Company. An "Acquiring Stockholder" means a stockholder or stockholders of the corporation that (1) merges or combines with the Company in such Combination Transaction or (2) owns or controls a majority of another corporation that merges or combines with the Company in such Combination Transaction.

an amount equal to $1.00 in the aggregate for all issued and outstanding shares of Series J Preferred Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations, and the like with respect to such shares) (the "Preference Value"). After the payment of the full applicable Preference Value of each share of the Series J Preferred Stock as set forth herein, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Company's Common Stock. The Company shall mail written notice of any such Liquidation Event, not less than forty-five (45) days prior to the payment date stated therein, to each holder.

Section 7. No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all time in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the rights, preferences, and privileges of the holders of the Series J Preferred Stock against impairment.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the holders hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (1) to the Company, at its principal executive office and (2) to any stockholder, at such holder's address as it appears in the stock records of the Company (or such other address for a stockholder as shall be specified in a notice given in accordance with this Section 8).

b) Lost or Mutilated Preferred Stock Certificate. If a holder's Series J Preferred Stock certificate shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen, or destroyed certificate, a new certificate for the shares of Series J Preferred Stock so mutilated, lost, stolen, or destroyed, but only upon receipt of evidence of such loss, theft, or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

c) Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Company and by the holders holding a majority of the issued and outstanding shares of Series J Preferred Stock, and any such written amendment, modification, or waiver will be binding upon the Company and each holder of Series J Preferred Stock.

[Remainder of the page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed and subscribed this Certificate of Designation and does affirm the foregoing as true this 2 day of April, 2024.

MUSIC LICENSING INC.

By: ______________________________
Jake P. Noch, Chief Executive Officer

06:26:43 a.m. 03-15-2024 | 1 | 9542270832

9542270832 UPS STORE (SCJ) INC

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243915571
Secretary of State State Of Nevada	Filed On 3/15/2024 8:00:00 AM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Music Licensing Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Document:	Name of document with inaccuracy or defect: Certificate of Correction
3. Filing Date:	Filing date of document which correction is being made: 07/29/2022
4. Description:	Description of inaccuracy or defect: Certificate of Correction dated 07/29/2022 with filing ID of C25725-1997 was filed by mistake
5. Correction:	Correction of inaccuracy or defect: This Correction is cancelled accordingly since it was a filing error and Fortium Holding Corp does not exist
6. Signature: (Required)	X [signature] Signature — 03/14/2024 Date

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243915577
Secretary of State State Of Nevada	Filed On 3/15/2024 8:00:00 AM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Music Licensing Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Document:	Name of document with inaccuracy or defect: Certificate of Designation
3. Filing Date:	Filing date of document which correction is being made: 02/15/2024
4. Description:	Description of inaccuracy or defect: The Certificate of Designation did not include the number of shares designated or the rights and privileges
5. Correction:	Correction of inaccuracy or defect: The number of shares related to the certificate of designation is 1 preferred J class. The preferred J class shall have 80% of voting rights in all classes of shares.
6. Signature: (Required)	X [signature] Signature — Date: March 14, 2024

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243914783
Secretary of State State Of Nevada	Filed On 3/14/2024 2:50:00 PM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Music Licensing Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Document:	Name of document with inaccuracy or defect: Certificate of Amendment
3. Filing Date:	Filing date of document which correction is being made: 01/19/2024
4. Description:	Description of inaccuracy or defect: The Amendment did not include the number increase of shares to 14,500,000,000 of common shares
5. Correction:	Correction of inaccuracy or defect: add the number of shares that has to increase to 14,500,000,000 of common shares to the amendment.
6. Signature: (Required)	X [signature] **Signature** — 03/14/2024 Date

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243914776
Secretary of State State Of Nevada	Filed On 3/14/2024 2:08:00 PM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Music Licensing Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Document:	Name of document with inaccuracy or defect: Certificate of Amendment
3. Filing Date:	Filing date of document which correction is being made: 11/25/2023
4. Description:	Description of inaccuracy or defect: The second page of the document was blank and does not include the number of shares authorized or an officer's signature on page three
5. Correction:	Correction of inaccuracy or defect: add to the amendment 1 preferred share J class
6. Signature: (Required)	X *[signature]* Signature — 03/14/2024 Date

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243912748
Secretary of State State Of Nevada	Filed On 03/14/2024 08:39:15 AM
	Number of Pages 6

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation

☐ Certificate of Amendment to Designation - Before Issuance of Class or Series

☑ Certificate of Amendment to Designation - After Issuance of Class or Series

☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Music Licensing Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 03/14/2024 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series A shares and Series B shares
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☑ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X JAKE P. NOCH Signature of Officer Date: 03/14/2024

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243912748
Secretary of State State Of Nevada	Filed On 03/14/2024 08:39:15 AM
	Number of Pages 6

Music Licensing Inc.

Board of Directors Resolution

03/13/2024

Resolution to Cancel the A and B Series of Shares

WHEREAS, the Board of Directors (the "Board") of **Music Licensing Inc.** (the "Corporation") has the authority to issue, reclassify, and cancel shares in accordance with the Corporation's Articles of Incorporation and Bylaws, as well as applicable state and federal laws; and

WHEREAS, the Board has taken notice that no shareholders own or fall within Series A or B.

WHEREAS, the Board has determined that it is in the best interest of the Corporation and its shareholders to cancel the A and B series of shares for the purpose of **restructuring the company, since the Board of Directors notice that it is not necessary for such series to be in place.**

WHEREAS the Board of Directors note the following that since no shareholders own any of these series, no shareholders will be prejudiced by this action.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby approves the cancellation of the A and B series of shares and directs the officers of the Corporation to take all necessary and appropriate actions to effectuate such cancellation.

Jake P. Noch	Rodrigo Di Federico	Vito Roppo, Esq.	James R. Chillemi,	Paul Ring
03 / 13 / 2024	03 / 13 / 2024	03 / 13 / 2024	03 / 13 / 2024	03 / 13 / 2024

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Title	resolution needed for FINRA
File name	Music Licensing Inc.docx
Document ID	50dd588abd4794ca46c4e6d09d0db6a6ef7743d4
Audit trail date format	MM / DD / YYYY
Status	● Signed

Document History

SENT	**03 / 13 / 2024** 20:06:45 UTC	Sent for signature to Jake P. Noch (jake@promusicrights.com), Rodrigo Di Federico (rodrigo@promusicrights.com), Vito Roppo, Esq. (vito@fightforme.com), James R. Chillemi, Esq. (james@fightforme.com) and Paul Ring (bungalosoldier@gmail.com) from jake@promusicrights.com IP: 98.58.39.35
VIEWED	**03 / 13 / 2024** 20:06:48 UTC	Viewed by Jake P. Noch (jake@promusicrights.com) IP: 98.58.39.35
SIGNED	**03 / 13 / 2024** 20:06:59 UTC	Signed by Jake P. Noch (jake@promusicrights.com) IP: 98.58.39.35
VIEWED	**03 / 13 / 2024** 20:07:00 UTC	Viewed by Vito Roppo, Esq. (vito@fightforme.com) IP: 129.222.254.27

Title	resolution needed for FINRA
File name	Music Licensing Inc.docx
Document ID	50dd588abd4794ca46c4e6d09d0db6a6ef7743d4
Audit trail date format	MM / DD / YYYY
Status	● Signed

Document History

SIGNED	**03 / 13 / 2024** 20:07:30 UTC	Signed by Vito Roppo, Esq. (vito@fightforme.com) IP: 129.222.254.27
VIEWED	**03 / 13 / 2024** 20:09:39 UTC	Viewed by Rodrigo Di Federico (rodrigo@promusicrights.com) IP: 177.190.77.254
SIGNED	**03 / 13 / 2024** 20:10:30 UTC	Signed by Rodrigo Di Federico (rodrigo@promusicrights.com) IP: 177.190.77.254
VIEWED	**03 / 13 / 2024** 20:12:43 UTC	Viewed by Paul Ring (bungalosoldier@gmail.com) IP: 75.82.134.178
SIGNED	**03 / 13 / 2024** 20:13:51 UTC	Signed by Paul Ring (bungalosoldier@gmail.com) IP: 75.82.134.178
VIEWED	**03 / 13 / 2024** 20:28:17 UTC	Viewed by James R. Chillemi, Esq. (james@fightforme.com) IP: 104.28.57.240

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Audit trail

Title	resolution needed for FINRA
File name	Music Licensing Inc.docx
Document ID	50dd588abd4794ca46c4e6d09d0db6a6ef7743d4
Audit trail date format	MM / DD / YYYY
Status	● Signed

Document History

SIGNED	**03 / 13 / 2024** 20:28:55 UTC	Signed by James R. Chillemi, Esq. (james@fightforme.com) IP: 104.28.57.240
COMPLETED	**03 / 13 / 2024** 20:28:55 UTC	The document has been completed.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243912748
Secretary of State State Of Nevada	Filed On 03/14/2024 08:39:15 AM
	Number of Pages 6

Amendments

The board resolution found that the Series A and Series B shares are cancelled as the company never recognized such series in the past and no shareholders currently possess any ownership of these series

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243911529
Secretary of State State Of Nevada	Filed On 03/13/2024 14:43:48 PM
	Number of Pages 13

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :

Music Licensing Inc.

Entity or Nevada Business Identification Number (NVID) : **NV19971325555**

2. Restated or Amended and Restated Articles (Select one):
(If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box):
(If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: **Jake P. Noch Family Office, LLC.**

Or ☐ No action by stockholders are required

☐ Officer"s Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations

creation.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)

Date: 03/13/2024 Time: 05:25 PM

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☑ Articles have been added.
- ☐ Articles have been deleted
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Articles Added: corporate action of 1:500,000 ratio of the reverse split

ShareName	ShareType	SharesQuantity	SharesValue	ShareTypeName

(attach additional page(s) if necessary)

6. Signature: (Required)

X Jake P. Noch — Officer

Signature of Officer, Incorporator or Authorized Signer — Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Filed in the Office of
Secretary of State
State Of Nevada
Business Number
C25725-1997
Filing Number
20243911529
Filed On
03/13/2024 14:43:48 PM
Number of Pages
13

Unanimous Written Consent Of The Board Of Directors - Music Licensing, Inc. (OTC: SONG) - Reverse Stock Split.

Date: February 21, 2024

Unanimous Written Consent In Lieu Of the Reverse Stock Split

Whereas, it has been duly proposed and considered by the Board of Directors of Music Licensing, Inc. (the "Company"), that a reverse stock split of the Company's issued and outstanding common stock be implemented at a ratio of 500,000 shares for 1 share (the "Reverse Stock Split").

Whereas, the Board of Directors has reviewed the Company's capital structure, financial condition, and future growth prospects, and has determined that the Reverse Stock Split is in the best interests of the Company and its shareholders.

Resolved, that the Board of Directors approves and adopts the Reverse Stock Split at a ratio of 500,000 shares for 1 share of common stock and authorizes and directs the officers of the Company to proceed with the necessary steps to effectuate the Reverse Stock Split, including but not limited to, the filing of any required documents with the appropriate regulatory authorities.

Further Resolved, that the officers of the Company are hereby authorized and directed to determine the specific terms and procedures for implementing the Reverse

Stock Split, including, but not limited to, the timing of the Reverse Stock Split, the treatment of fractional shares, and the necessary amendments to the Company's articles of incorporation and bylaws.

This resolution is hereby adopted by the Board of Directors of Music Licensing, Inc.

02 / 22 / 2024 02 / 22 / 2024 02 / 22 / 2024 02 / 22 / 2024 02 / 22 / 2024

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Title	Corrected thing we need to sign for FINRA stock split -...
File name	Unanimous Written Consent.docx
Document ID	23be803d102b6ccdf24128ef93f559b1f06a2d39
Audit trail date format	MM / DD / YYYY
Status	• Signed

Document History

SENT	**02 / 22 / 2024** 15:40:49 UTC	Sent for signature to Jake P. Noch (jake@promusicrights.com), Vito Roppo, Esq. (vito@fightforme.com), James R. Chillemi, Esq. (james@fightforme.com), Paul Ring (bungalosoldier@gmail.com) and Rodrigo Di Federico (rodrigo@promusicrights.com) from jake@promusicrights.com IP: 73.23.145.203
VIEWED	**02 / 22 / 2024** 15:42:08 UTC	Viewed by Paul Ring (bungalosoldier@gmail.com) IP: 75.82.134.178
VIEWED	**02 / 22 / 2024** 15:42:31 UTC	Viewed by Jake P. Noch (jake@promusicrights.com) IP: 73.23.145.203
SIGNED	**02 / 22 / 2024** 15:42:37 UTC	Signed by Paul Ring (bungalosoldier@gmail.com) IP: 75.82.134.178

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Audit trail

Title	Corrected thing we need to sign for FINRA stock split -...
File name	Unanimous Written Consent.docx
Document ID	23be803d102b6ccdf24128ef93f559b1f06a2d39
Audit trail date format	MM / DD / YYYY
Status	● Signed

Document History

SIGNED	**02 / 22 / 2024** 15:42:43 UTC	Signed by Jake P. Noch (jake@promusicrights.com) IP: 73.23.145.203
VIEWED	**02 / 22 / 2024** 15:43:07 UTC	Viewed by James R. Chillemi, Esq. (james@fightforme.com) IP: 69.242.254.217
VIEWED	**02 / 22 / 2024** 15:43:19 UTC	Viewed by Vito Roppo, Esq. (vito@fightforme.com) IP: 98.97.176.171
SIGNED	**02 / 22 / 2024** 15:43:28 UTC	Signed by Vito Roppo, Esq. (vito@fightforme.com) IP: 98.97.176.171
SIGNED	**02 / 22 / 2024** 15:43:34 UTC	Signed by James R. Chillemi, Esq. (james@fightforme.com) IP: 69.242.254.217
VIEWED	**02 / 22 / 2024** 15:45:27 UTC	Viewed by Rodrigo Di Federico (rodrigo@promusicrights.com) IP: 177.190.77.255

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Audit trail

Title	Corrected thing we need to sign for FINRA stock split -...
File name	Unanimous Written Consent.docx
Document ID	23be803d102b6ccdf24128ef93f559b1f06a2d39
Audit trail date format	MM / DD / YYYY
Status	• Signed

Document History

SIGNED	**02 / 22 / 2024** 15:46:29 UTC	Signed by Rodrigo Di Federico (rodrigo@promusicrights.com) IP: 177.190.77.255
COMPLETED	**02 / 22 / 2024** 15:46:29 UTC	The document has been completed.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243911529
Secretary of State State Of Nevada	Filed On 03/13/2024 14:43:48 PM
	Number of Pages 13

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information: Name of entity as on file with the Nevada Secretary of State:

Music Licensing, Inc.

Entity or Nevada Business Identification Number (NVID):

2. Restated or Amended and Restated Articles: (Select one)
(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)
(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Jake-P-Noch

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: March 13, 2024 Time: 5:38 PM EST (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) corporate action of 1:500,000 ratio of the reverse split (attach additional page(s) if necessary)
6. Signature: (Required)	X Jake P. Noch — CEO/COB Signature of Officer or Authorized Signer — Title X Jake P. Noch — Secretary Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Board of Directors have agreed to corporate action of the reverse stock split following this ratio 1:500,000. Thus the shares shall follow this ratio after the reverse stock split has been executed.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243822503
Secretary of State State Of Nevada	Filed On 02/15/2024 09:20:55 AM
	Number of Pages 1

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

- [x] Certificate of Designation
- [ ] Certificate of Amendment to Designation - Before Issuance of Class or Series
- [ ] Certificate of Amendment to Designation - After Issuance of Class or Series
- [ ] Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Music Licensing Inc. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 02/15/2024 Time: 12:15 PM (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Preferred J class Share
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6.Resolution: (Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.*
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Jake P. Noch Signature of Officer Date: 02/15/2024

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20243766450
Secretary of State State Of Nevada	Filed On 01/19/2024 09:25:02 AM
	Number of Pages 3

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :

Music Licensing Inc.

Entity or Nevada Business Identification Number (NVID) : **NV19971325555**

2. Restated or Amended and Restated Articles (Select one):
(If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box):
(If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: **Jake P. Noch Family Office, LLC.**

Or ☐ No action by stockholders are required

☐ Officer"s Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

creation.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)

Date: 01/19/2024 Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☑ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

ShareName	ShareType	SharesQuantity	SharesValue	ShareTypeName

(attach additional page(s) if necessary)

6. Signature: (Required)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20233652188
Secretary of State State Of Nevada	Filed On 11/25/2023 13:18:37 PM
	Number of Pages 2

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information

Name of entity as on file with the Nevada Secretary of State :
Music Licensing Inc.

Entity or Nevada Business Identification Number (NVID) : **NV19971325555**

2. Restated or Amended and Restated Articles (Select one):
(If amending and restating only, complete section 1, 2 and 6.)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles
- ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- ☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of amendment filing being completed: (Select only one box):
(If amending, complete section 1,3,5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)
The undersigned declare that they constitute at least two-thirds of the following:
(Check only one box) ☐ incorporators ☐ board of directors
The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☑ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: **Jake P. Noch**
Or ☐ No action by stockholders are required

☐ Officer"s Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:
- ☐ The entity name has been amended.
- ☐ The purpose of the entity has been amended.
- ☐ The authorized shares have been amended.
- ☐ Other: (specify changes)
- ☐ Dissolution
- ☐ Merger
- ☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☑ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

ShareName	ShareType	SharesQuantity	SharesValue	ShareTypeName

(attach additional page(s) if necessary)

6. Signature: (Required)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ **ANNUAL** ☐ **AMENDED** (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

Music Licensing Inc.
NAME OF ENTITY

NV19971325555
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation

☑ This corporation is publicly traded, the Central Index Key number is: **0001671132**

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership

☐ Business Trust

☐ Corporation Sole

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20233651981
Secretary of State State Of Nevada	Filed On 11/25/2023 05:47:04 AM
	Number of Pages 3

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

☐ 001 - Governmental Entity

☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80:<u>**Charitable Solicitation Information - check applicable box**</u>

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country		
Jake Noch	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE SECRETARY:

Name	Country		
Jake Noch	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
Jake Noch	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE PRESIDENT:

Name	Country		
James Chillemi	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport-Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
Rodrigo Di Federico	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE PRESIDENT:

Name	Country		
Paul Ring	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
Vito Roppo	USA		
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing

the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Jake P. Noch	Director	11/25/2023
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*	Title	Date

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20233623406
Secretary of State State Of Nevada	Filed On 11/14/2023 8:35:00 AM
	Number of Pages 2

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: MUSIC LICENSING INC. Entity or Nevada Business Identification Number (NVID): C25725-1997
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 59.87%
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article 8: Authorized Shares (see below)

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________ President
Signature of Officer or Authorized Signer — Title

X ______________________
Signature of Officer or Authorized Signer — Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

Article 8: Authorized Shares
The number of Common Shares authorized is amended to be 2,000,000,000 and the par value is amended to be 0.0001.

The number of Preferred Shares authorized is amended to be 0.

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C25725-1997
FVAguilar	Filing Number 20233461614
Secretary of State State Of Nevada	Filed On 1/27/2023 10:26:00 AM
	Number of Pages 1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance/Statement of Change

(PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of represented entity: MUSIC LICENSING INC. Entity or Nevada Business Identification Number (NVID): (for entities currently on file) C25725-1997
2. Registered Agent Acceptance:	☒ Registered Agent Acceptance
3. Information Being Changed:	Statement of Change takes the following effect: (select only one) ☒ Appoints New Agent (complete section 5) ☐ Update Represented Entity Acting as Registered Agent (complete sections 5) ☐ Update Registered Agent Name (complete sections 4 & 5) ☐ Update Registered Agent Address (complete sections 4 & 5)
4. Registered Agent Information Before the Change: (Non-commercial registered agents **ONLY**)	KARIN ROHRET Name of Registered Agent **OR** Title of Office or Position with Entity 350 S DURANGO DRIVE STE 128 (Street Address) Monsey (City) Nevada 89145 (Zip Code) Mailing Address (if different from street address) City Nevada Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☒ Commercial Registered Agent:(name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title or position and address below) Vcorp Services, LLC Name of Registered Agent **OR** Title of Office or Position within Entity Street Address City Nevada Zip Code Mailing Address (if different from street address) City Nevada Zip Code
6. Electronic Notification: (Optional)	Email address for electronic notifications for "Non-Commercial" or "Office or Positions with Entity" registered agents only:
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] 01/27/2023 **Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity** Date
8. Signature of Represented Entity: (Required)	X [signature] 01/27/2023 **Authorized Signature On Behalf of the Entity** Date

FEE: $60.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

[x] ANNUAL [ ] AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

MUSIC LICENSING INC. — NAME OF ENTITY

C25725-1997 — Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form*

Please indicate the entity type (check only one):

- [x] Corporation
  - [x] This corporation is publicly traded, the Central Index Key number is: 0001671132
- [ ] Nonprofit Corporation (see nonprofit sections below)
- [ ] Limited-Liability Company
- [ ] Limited Partnership
- [ ] Limited-Liability Partnership
- [ ] Limited-Liability Limited Partnership
- [ ] Business Trust
- [ ] Corporation Sole

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske (signature)	Filing Number 20222801828
Secretary of State State Of Nevada	Filed On 12/7/2022 12:04:00 PM
	Number of Pages 3

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.

- [ ] 001 - Governmental Entity
- [ ] 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS Chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

- [ ] Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

- [ ] Unit-owners' Association
- [ ] Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. § 501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: Charitable Solicitation Information - check applicable box

Does the Organization intend to solicit charitable or tax deductible contributions?

- [ ] No – no additional form is required
- [ ] Yes – the "Charitable Solicitation Registration Statement" is required.
- [ ] The Organization claims exemption pursuant to NRS 82A.210 - the "Exemption From Charitable Solicitation Registration Statement" is required

** Failure to include the required statement form will result in rejection of the filing and could result in late fees.**

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: President

Name	Jake Noch		Country	USA
Address	3811 Airport Pulling Road North, Suite 203	City: Naples	State: FL	Zip/Postal Code: 34105

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: Secretary

Name	Jake Noch		Country	USA
Address	3811 Airport Pulling Road North, Suite 203	City: Naples	State: FL	Zip/Postal Code: 34105

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title:

Name			Country	
Address		City:	State:	Zip/Postal Code:

CORPORATION, INDICATE THE DIRECTOR:

Name	Jake Noch		Country	USA
Address	3811 Airport Pulling Road North, Suite 203	City: Naples	State: FL	Zip/Postal Code: 34105

FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR:

Name			Country	
Address		City:	State:	Zip/Postal Code:

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer FORM WILL BE RETURNED IF UNSIGNED

Title: President

Date: 12/5/2022

Additional Directors:

Vito Roppo, Director, 3811 Airport Pulling Road North, Suite 203, Naples, FL 34105, USA

Paul Ring, Director, 3811 Airport Pulling Road North, Suite 203, Naples, FL 34105, USA

Rodridgo DiFederico, Director, 3811 Airport Pulling Road North, Suite 203, Naples, FL 34105, USA

James Chillemi, Director, 3811 Airport Pulling Road North, Suite 203, Naples, FL 34105, USA

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20222760208
Secretary of State State Of Nevada	Filed On 11/16/2022 9:50:00 AM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Nuvus Gro Corp.

Entity or Nevada Business Identification Number (NVID): NV19971325555

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99.2%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 11/21/2022 Time: 9:00 am eastern (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article 1. The name of the Corporation is Music Licensing Inc. (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — CEO Title X ______ Signature of Officer or Authorized Signer — ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20222631923
Secretary of State State Of Nevada	Filed On 9/22/2022 2:18:00 PM
	Number of Pages 5

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Nuvus Gro Corp. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) incorporators × board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	× Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 99%
	Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Doc ID: 1d4dd764b2ed8d0fc945690d124da3449a502c5a

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: The entity name has been amended. The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. x The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) Article 3 (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________ Chief Executive Officer Signature of Officer or Authorized Signer Title X ____________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

First paragraph of Article 3 - Authorized Stock - Description of Capital Stock and Rights - General is replaced as follows:

Doc ID: 1d4dd764b2ed8d0fc945690d124da3449a502c5a

General

Our authorized capital stock consists of 20,000,000,000 shares of common stock, par value $0.001 per share. Our authorized capital stock also includes 100,000,000 shares of Preferred Stock, par value $0.001. Under Nevada law and generally under state corporation laws, the holders of our common and preferred stock will have limited liability pursuant to which their liability is limited to the amount of their investment in us.

WRITTEN CONSENT OF THE
MEMEBERS OF THE BOARD OF DIRECTORS OF
NUVUS GRO CORP.
(a Nevada Corporation)

The undersigned, being the members of the Board of Directors of Nuvus Gro Corp. (the "Company") hereby adopts the following resolutions by signing this written consent thereto pursuant to the Nevada Revised Statutes as of the 22nd day of September 2022.

RESOLVED, The Articles of Incorporation of the Company is hereby amended by replacing the first paragraph of Article Three, in its entirety, with the following:

First paragraph of Article 3 - Authorized Stock - Description of Capital Stock and Rights - General is replaced as follows:

General

Our authorized capital stock consists of 20,000,000,000 shares of common stock, par value $0.001 per share. Our authorized capital stock also includes 100,000,000 shares of Preferred Stock, par value $0.001. Under Nevada law and generally under state corporation laws, the holders of our common and preferred stock will have limited liability pursuant to which their liability is limited to the amount of their investment in us.

RESOLVED, a Certificate of Amendment to the Articles of Incorporation may be filed with the Secretary of State of Nevada reflecting the above amendment.

RESOLVED, that any actions taken by the Company or any officers prior to the date of the foregoing resolutions adopted hereby, that are within the authority conferred thereby, are hereby ratified, confirmed and approved as the acts and deeds of the Company.

RESOLVED, that this consent may be executed by digital signature and upon such execution shall have the same force and effect as an original.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Company, consent hereto in writing as of the date first written above and direct that this instrument be filed with the minutes of proceedings of the Board of Directors of the Company.

Jake P. Noch

Vito M. Roppo

Vito Roppo

Paul Ring

Rodrigo Di Federico

James R. Chillemi

Doc ID: 1d4dd764b2ed8d0fc945690d124da3449a502c5a

ACTION BY THE WRITTEN CONSENT OF THE STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON STOCK OF NUVUS GRO CORP.

The undersigned, being the holders of a majority of the outstanding common stock (the "Majority Stockholders") of Nuvus Gro Corp., a Nevada corporation (the "Corporation"), do hereby waive any and all requirements for the holding of a meeting of the stockholders of the Corporation and do hereby adopt the following resolutions by signing their written consent thereto pursuant to Nevada Revised Statutes as of September 22, 2022.

RESOLVED, the authorized shares of Common Stock shall be increased to 20,000,000,000 and the Board is hereby authorized to file a Certificate of Amendment to the Certificate of Incorporation implementing such increase.

RESOLVED, that the Corporation is authorized and directed to take or cause to be taken any and all actions, to execute and deliver any and all certificates, instructions, requests, or other instruments, and to do any and all things which may be necessary or desirable to effect each of the foregoing resolutions and to carry out the purposes thereof, the taking of any such actions, the execution and delivery of any such certificates, instructions, requests, or instruments, or the doing of any such things to be conclusive evidence of their necessity or desirability.

IN WITNESS WHEREOF, the undersigned, being the holders of a majority of the outstanding shares of common stock of the Corporation, certify that each approves and ratifies the resolutions as described above.

Jake P. Noch Family Office LLC

By: _______________

Name: Jake P. Noch
Title: Manager
No. of Shares: 3,514,310,000

Vito M. Roppo
____
Vito Roppo
No. of Shares: 12,415,750

____
Paul Ring
No. of Shares: 1,241,575

____
Rodrigo Di Federico
No. of Shares: 8,691,025

____
James R. Chillemi
No. of Shares: 1,241,575

Total Shares Issued and Outstanding: 3,566,945,290
Shares Represented Above: 3,537,900,000
Percentage of Outstanding Vote: 99.2%

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20222524895
Secretary of State State Of Nevada	Filed On 8/2/2022 8:24:00 AM
	Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Nuvus Gro Corp. Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	× Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 56%
	Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 07/29/2022 Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: The entity name has been amended. The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. x The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted. Other. The articles have been amended as follows: (provide article numbers, if available) Article 3 (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Chief Executive Officer Signature of Officer or Authorized Signer Title X Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

First paragraph of Article 3 - Authorized Stock - Description of Capital Stock and Rights - General is replaced as follows:

This form must be accompanied by appropriate fees.

General

Our authorized capital stock consist of 5,000,000,000 shares of common stock, par value $0.001 per share. Our authorized capital stock also includes 100,000,000 shares of Preferred Stock, par value $0.001. Under Nevada law and generally under state corporation laws, the holders of our common and preferred stock will have limited liability pursuant to which their liability is limited to the amount of their investment in us.

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20222520063
Secretary of State State Of Nevada	Filed On 7/29/2022 10:55:00 AM
	Number of Pages 11

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: Fortium Holdings Corp. Entity or Nevada Business Identification Number (NVID): NV20111699990
2. Document:	Name of document with inaccuracy or defect: Certificate of Designation of the Series A Convertible Preferred Stock
3. Filing Date:	Filing date of document which correction is being made: July 25, 2022
4. Description:	Description of inaccuracy or defect: Due to a scrivener's error, clause (B) of Section 3(c)(i) of the Certificate of Designation uses the word "Corporation" instead of "Holder".
5. Correction:	Correction of inaccuracy or defect: Clause (B) of Section 3(c)(i) of the Certificate of Designation is hereby corrected by replacing the word "Corporation" with "Holder". The Certificate of Designation as corrected by this Certificate of Correction is attached.
6. Signature: (Required)	X [signature] Signature 7/28/22 Date

This form must be accompanied by appropriate fees.

Filed in the Office of	Business Number E0607802011-6
Barbara K. Cegavske	Filing Number 20222498959
Secretary of State State Of Nevada	Filed On 7/25/2022 8:00:00 AM
	Number of Pages 10

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☒ **Certificate of Designation**
☐ **Certificate of Amendment to Designation - Before Issuance of Class or Series**
☐ **Certificate of Amendment to Designation - After Issuance of Class or Series**
☐ **Certificate of Withdrawal of Certificate of Designation**

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Fortium Holdings Corp. Entity or Nevada Business Identification Number (NVID): NV20111699990
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing: Series A Convertible Preferred Stock
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing:
5. Amendment of class or series of stock:	☐ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of Fortium Holdings Corp.
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X [signature] Signature of Officer Date: 07/22/2022

* Attach additional page(s) if necessary
This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK OF FORTIUM HOLDINGS CORP.

The undersigned, Richard Horgan, the Chief Executive Officer of Fortium Holdings Corp. (the "Corporation"), a corporation organized and existing under Chapter 78 of the Nevada Revised Statutes (the "Nevada Corporations Law"), in accordance with the provisions of Sections NRS 78.195 and NRS 78.1955 of the Nevada Corporations Law, does hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Corporation's Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), the Board of Directors has adopted the following resolutions authorizing a new series of preferred stock designated as "Series A Convertible Preferred Stock" of the Corporation as set forth in this Certificate of Designation of Preferences, Rights And Limitations Of Series A Convertible Preferred Stock (this "Certificate"):

RESOLVED, that the designations, powers, preferences and rights of the Series A Convertible Preferred Stock, and the qualifications, limitations or restrictions thereof, shall be as follows:

Section 1. Designation and Authorized Shares. There shall hereby be created and established a series of preferred stock of the Corporation designated as "Series A Convertible Preferred Stock" (the "Series A"). The authorized number of shares of the Series A shall be 1,200 shares. Each share of Series A shall have a par value of $0.0001. Capitalized terms not defined herein shall have the meaning as set forth in Section 8 below.

Section 2. Stated Value; Liquidation Rights.

(a) Stated Value. Each share of Series A shall have a stated value of $25,000 per share (the "Stated Value").

(b) Liquidation Preference. Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation's affairs, then, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of junior stock, the Holder(s) shall be entitled to receive out of the Corporation's assets legally available for distribution to shareholders, liquidating distributions in the amount of the liquidation preference in the amount equal to the total Stated Value of the Series A held by such Holder(s), plus accrued but unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the Holder(s) will have no right or claim to any of the Corporation's remaining assets. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the Corporation's available assets are insufficient to pay the amount of the liquidating distributions on all outstanding Series A and the corresponding amounts payable on all senior stock and parity stock, then after payment of the liquidating distribution on all outstanding senior stock, the Holder(s) and all other such classes or series of parity stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would

otherwise be respectively entitled. The merger or consolidation of the Corporation into or with another corporation or entity which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or entity or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Corporation), or the sale of all or substantially all the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 2(b). The amount deemed distributed to the Holders of Series A upon any such merger or consolidation shall be the cash or the value of the property, rights and/or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation.

Section 3. Conversion.

(a) Conversion Right. On or after the Effective Date, as defined, each Holder shall be entitled to convert any portion of the outstanding Series A held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 3(c) at the Conversion Rate (as defined below). The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including fees and expenses of the Corporation's transfer agent Transfer Agent (the "Transfer Agent")) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Series A.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any share(s) of Series A pursuant to Section 3(c) shall be determined by dividing (x) the Stated Value of such share(s) Series A by (y) the Conversion Price as defined below (the "Conversion Rate").

(c) Mechanics of Conversion. Each share of Series A shall be convertible into shares of Common Stock at a conversion price of $0.71 per Series A share (the "Conversion Price") subject to adjustment under Section 7.

(i) The Series A shall not be convertible until (A) such time as the Corporation has filed a form S-1 or Form 10, or other applicable form, with the Securities and Exchange Commission (the "SEC") and such Form S-1 or other Registration Statement has been declared effective, or such Form 10 or other applicable form is no longer subject to comments from the Staff of the SEC, and (B) the Holder elects to distribute the shares of Common Stock to its shareholders, such date (the "Effective Date").

(ii) Optional Conversion. To convert a share of Series A into shares of Common Stock on any date after the Effective Date (a "Conversion Date"), a Holder shall deliver (via, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the Series A subject to such conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Corporation. Within two trading days following a conversion of any such Series A as aforesaid, such Holder shall issue the

Common Stock to persons designated by the Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

Section 4. The Holder(s) shall not be entitled to vote on any matters submitted to the shareholders of the Corporation.

Section 5. Amendment. With the written consent of the Holders owning a majority of outstanding Series A, the Board of Directors shall have the exclusive power to amend this Certificate of Designation and the designations, powers, preferences, rights, qualifications, limitations and restrictions of the Series A provided hereunder.

Section 6. Other Provisions.

(a) Transfer of Series A. A Holder may transfer some or all of its Series A without the consent of the Corporation, subject to compliance with the Securities Act of 1933. If any Series A are to be transferred, the applicable Holder shall surrender the applicable Series A certificate to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new Series A certificate, registered as such Holder may request, representing the outstanding number of shares of Series A being transferred by such Holder and, if less than the entire outstanding number of shares of Series A is being transferred, a new Series A certificate to such Holder representing the outstanding number of shares of Series A not being transferred.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series A is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Equity Sales. If, at any time while any Series A are outstanding, the Corporation sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a price per share that is lower than the Conversion Price (such lower price, the "Lower Price" and such issuances, collectively, a "Dilutive Issuance") (if the holder of

the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to the Lower Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. For the avoidance of doubt, if the Corporation engages in an at-the-market offering, the Corporation shall be deemed to have issued Common Stock at the lowest sale price at which the Common Stock was sold in such offering.

(c) Calculations. All calculations under this Section 7 shall be made to the nearest cent. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(d) Fundamental Transaction. For as long as any Series A are outstanding, the Corporation shall not, without the written consent of the Holders of a majority of the Series A then outstanding (i) issue any shares of Common Stock, Common Stock Equivalents or preferred stock (including Series A) of the Corporation, (ii) distribute any of its assets to holders of shares of its Common Stock, or (iii) engage in a Fundamental Transaction. A Fundamental Transaction means (i) the Corporation effects any merger or consolidation of the Corporation or any Subsidiary with or into another Person, (ii) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction").

Section 8. Limitations on Issuances. For as long as any shares of Series A are outstanding, the Corporation shall not, without the written consent of the Holders of a majority of the Series A then outstanding, issue any shares of Common Stock or Preferred Stock of the Corporation or other securities or instruments convertible into or exercisable or exchangeable for shares of Common Stock or Preferred Stock of the Corporation, except for issuances pursuant to existing agreements to which Fortium is a party that are in effect as of the date of this Certificate.

Section 9. Certain Defined Words and Terms. In addition to defintions elsewhere in this Certificate of Designation, the following words and terms shall have the following meanings:

"Common Stock" shall mean the Corporation's common stock, $0.0001 par value per share.

"Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Holder" or "Holders" means a holder of Series A.

"Person" means an individual, a limited liability corporation, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

"Subsidiary" means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which the Corporation owns more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) voting power to elect a majority of the board of directors, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or the power to manage such entity, or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or the power to manage such entity.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this 22 day of July, 2022.

By: ______________________

Name: Richard Horgan

Title: Chief Executive Officer

[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK]

EXHIBIT I

FORTIUM HOLDINGS CORP.
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the "Certificate of Designation") of Fortium Holdings Corp., a Nevada corporation (the "Corporation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, $0.0001 par value per share (the "Series A"), of the Corporation, indicated below into shares of common stock, $0.0001 par value per share (the "Common Stock"), of the Corporation, as of the date specified below.

Date of Conversion: __________

Aggregate number of Series A to be converted: ______________

Aggregate Stated Value of such Series A
to be converted: ____

Please confirm the following information:

Conversion Price: ____

Number of shares of Common Stock to be issued: ___________________

Please issue the Common Stock into which the applicable Series A are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ____
____
____

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ____

DTC Number: ____

Account Number: ____

Date: ______________ __, _____

____
Name of Registered Holder

By: ________________________
Name:
Title:

Tax ID:____________________
Facsimile:__________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs _______________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ____________, 20__ from the Corporation and acknowledged and agreed to by ______________________.

Fortium Holdings Corp.

By: ____________________________
Name:
Title:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

NAME OF ENTITY	Entity or Nevada Business Identification Number (NVID)
NUVUS GRO CORP	NV19971325555

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
  ☑ This corporation is publicly traded, the Central Index Key number is: 0001671132

☐ Nonprofit Corporation (see nonprofit sections below)
☐ Limited-Liability Company
☐ Limited Partnership
☐ Limited-Liability Partnership
☐ Limited-Liability Limited Partnership
☐ Business Trust
☐ Corporation Sole

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20222502273
Secretary of State State Of Nevada	Filed On 07/26/2022 09:59:31 AM
	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **<u>Charitable Solicitation Information - check applicable box</u>**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required
☐ Yes - the "Charitable Solicitation Registration Statement" is required.
☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name			Country
Jake Noch			USA
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE SECRETARY:

Name			Country
Jake Noch			USA
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

CORPORATION, INDICATE THE DIRECTOR:

Name			Country
Jake Noch			USA
Address	**City**	**State**	**Zip/Postal Code**
3811 Airport Pulling Road North Suite 203	Naples	FL	34105

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Stephen Fleming

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title: Authorized Signer

Date: 07/26/2022

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20211579280
Secretary of State State Of Nevada	Filed On 07/02/2021 10:30:03 AM
	Number of Pages 4

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: NUVUS GRO CORP Entity or Nevada Business Identification Number (NVID): NV19971325555
2. Registered Agent for Service of Process: (check only one box)	☐ Commercial Registered Agent (name only below) ☑ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below) KARIN ROHRET Name of Registered Agent **OR** Title of Office or Position with Entity 350 S DURANGO DRIVE STE 128 (Street Address) Las Vegas (City) Nevada 89145 (Zip Code) Mailing Address (If different from street address) City Nevada Zip Code
2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)	*I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.* X Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date
3. Date When Revival is to Commence:	Date when revival of charter is to commence or be effective, which may be before the date of the certificate:
4. Duration of Revival: (A date is required for entities under NRS 88)	Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date. The corporation's existence shall be: PERPETUAL or

5.Current List :

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title: PRESIDENT

Name	Country	Address	City	State	Zip/Postal Code
Saeed Talari	USA	9375 US Hwy 19 N Suite A	Pinellas Park	FL	33782

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title: TREASURER

Name	Country	Address	City	State	Zip/Postal Code
Saeed Talari	USA	9375 US Hwy 19 N Suite A	Pinellas Park	FL	33782

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY

Name	Country	Address	City	State	Zip/Postal Code
Saeed Talari	USA	9375 US Hwy 19 N Suite A	Pinellas Park	FL	33782

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)	☐ Revival pursuant to 78.730 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).
	☐ Revival pursuant to 80: The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification. ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.
	☐ Revival pursuant to 82: The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary. The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:

The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,
organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:

The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:

The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:

The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing
or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures: (Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Saeed Talari
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer

President
Title

07/02/2021
Date

FORM WILL BE RETURNED IF UNSIGNED.

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: C25725-1997

NUVUS GRO CORP
NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2018 TO NOV, 2019

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske (signature)	Filing Number 20180516708-78
Secretary of State State Of Nevada	Filed On 11/30/2018
	Number of Pages 2

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
SAEED TALARI	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
NAME	**TITLE(S)**		
KARIN ROHRET	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
NAME	**TITLE(S)**		
SAEED TALARI	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
NAME	**TITLE(S)**		
SAEED TALARI	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X KARIN ROHRET

Signature of Officer or Other Authorized Signature

Title: SECRETARY

Date: 11/30/2018 1:15:16 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

NUVUS GRO CORP

ENTITY NUMBER: C25725-1997

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JOHN VERGHESE	DIRECTOR	10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20180151874-47
Secretary of State State Of Nevada	Filed On 04/02/2018
	Number of Pages 6

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

NUVUS GRO CORP

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3 - AUTHORIZED STOCK

DESCRIPTION OF CAPITAL STOCK AND RIGHTS

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: UNANIMOUS

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X John Vershe 3/28/18

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DESCRIPTION OF CAPITAL STOCK & RIGHTS

General

Our authorized capital stock consists of 400,000,000 shares of common stock, par value $0.001 per share, of which approximately 52,103,058 shares are issued and outstanding as of March 31, 2016. Our authorized capital stock also includes 100,000,000 shares of Preferred Stock, par value $0.001, of which 273,666 shares of Preferred Series A1 and 70 shares of Preferred Series B is issued or outstanding. Under Nevada law and generally under state corporation laws, the holders of our common and preferred stock will have limited liability pursuant to which their liability is limited to the amount of their investment in us.

Preferred Stock

We are authorized to issue 100,000,000 shares of Preferred Stock, par value $0.001 per share, having such rights, preferences and privileges, and issued in such series, as are determined by our Board of Directors. We currently have 273,666 shares of Preferred Stock Series A1 outstanding.

Preferred Stock Series A1 has the same voting rights as common stock, which is one vote per share on all matters submitted to a vote of the stockholders, including the election of directors.

Our board of directors has the authority to issue shares of preferred stock, and it is further authorized to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including, but not limited to, the following:

1. The number of shares constituting that series and the distinctive designation of that series, which may be by distinguishing number, letter or title;

2. The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

3. Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4. Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

5. Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6. Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

8. Any other relative rights, preferences and limitations of that series

Provisions in Our Articles of Incorporation and By-Laws That Would Delay, Defer or Prevent a Change in Control

Our articles of incorporation authorize our board of directors to issue a class of preferred stock commonly known as a "blank check" preferred stock. Specifically, the preferred stock may be issued from time to time by the board of directors as shares of one (1) or more classes or series. Our board of directors, subject to the provisions of our Articles of Incorporation and limitations imposed by law, is authorized to adopt resolutions; to issue the shares; to fix the number of shares; to change the number of shares constituting any series; and to provide for or change the following: the voting powers; designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions, including the following: dividend rights, including whether dividends are cumulative; dividend rates; terms of redemption, including sinking fund provisions; redemption prices; conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock.

Rights, Preferences, Privileges and Restrictions of Series B Convertible Preferred Stock

(1) Dividend Provisions
Dividends shall be payable pro rata on the Series B Preferred Stock based on the number of shares of Common Stock into which they are convertible, but only if and when declared by the Company's Board of Directors.

(2) Liquidation Preference
In the event of any liquidation or winding up of the Company, the holders of the Series B & B Preferred Stock, *pari pasu* with the holders of the Series A1 Preferred Stock, shall be entitled to receive in preference to the holders of Common Stock the amount at which the Series B Preferred Stock and the Series A1 Preferred Stock, as the case may be, was purchased from the Company plus any accrued but unpaid dividends. The remaining balance of the proceeds from the liquidation will then be allocated to the Series B & B Preferred Stock, the Series A1 Preferred Stock, and the Common Stock holders on an as-converted basis. At the option of the holders of the Series B Preferred Stock and the Series A1 Preferred Stock, a merger, sale of all or substantially all of the assets of the Company, reorganization or other transaction in which control of the Company is transferred may be treated as a liquidation, dissolution or winding up for purposes of the liquidation preference. This liquidation preference will expire if the Company is liquidated at a value of greater than $48 million. In the event of liquidation above $48 million proceeds from the liquidation will then be allocated to Series B & B Preferred Stock, Series A1 Preferred Stock, and Common Stock holders on an as-converted basis.

(3) Redemption
Commencing five (5) years after the original date of issuance of the Series A1 Preferred Stock (i.e., Series A1), the Company shall redeem the Series B Preferred Stock in three equal annual amounts, one-third of the invested amount per year. Accrued, but unpaid dividends are to be paid with the final payment. If the Company has insufficient funds to fully pay the redemption, then subsequent funds shall be applied to the redemption. This redemption shall be at the option of the Investors.

(4) Conversion
The holders of the Series B Preferred Stock shall have the right to convert the Series B Preferred Stock at the option of the holder, at any time, into shares of common stock of the Company at the conversion rate of one-to-one (1: 1) or the conversion rate then in place. Any accrued but unpaid dividends will also have the right to be converted at the option of the company.

(5) Automatic Conversion
The Series B Preferred Stock shall be automatically converted into Common Stock, at the then applicable conversion rate, in the event of an underwritten secondary public offering of shares of the Company's stock at a per share public offering price (prior to underwriting commissions and expenses) of not less than $3 per share (adjusted for stock splits, dividends and combinations) and for a total offering of not less than $50 million.

(6) Anti-dilution Provisions
The conversion price of the Series B Preferred Stock shall be subject to appropriate adjustment in the event of a stock split, stock dividend or similar event; and shall be adjusted on a weighted average basis to prevent dilution, in the event that the Company sells additional shares of Common Stock, preferred stock or convertible debt convertible into Common Stock or preferred stock (other than shares which are presently authorized and, which may be issued from time to time to employees, consultants or directors in an amount not to exceed shares) at a purchase price less than the applicable conversion price of the Series B Preferred Stock.

(7) Voting Rights
Except as set forth herein, each holder of Series B Preferred Stock shall have the right to that number of votes equal to the number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock held by such holder multiplied by 1M and shall vote with the Common Stock.

(8) Protective Provisions
So long as at least 50 percent of the issued Series B Preferred Stock is outstanding, except as otherwise required by law and as described below, the holders of a majority of the outstanding shares of Common Stock, Series A1 Preferred Stock, and Series B & B Preferred Stock (voting together as a single class on an as-converted to Common Stock basis) shall be required to approve matters which require stockholder vote; provided however, that, on the following matters the holders of Series B Preferred Stock, voting together as a single class, will have a separate class vote requiring majority approval of the total number of votes:

(i) the creation of any senior or pari pasu security
(ii) payment of dividends on Common Stock
(iii) repurchase of stock
(iv) an increase or decrease in the number of authorized shares of Series B Preferred Stock,
(v) any adverse change to the rights, preferences and privileges of the Series B Preferred Stock
(vi) any other action materially affecting only the Series B Preferred Stock,
(vii) any redemption, repurchase, or other acquisition for value of any of the Company's equity securities, other than from present or former consultants, directors, or employees pursuant to the terms of a stock option plan of the Company, and
(viii) any change in the Company's line of business.

Right of First Refusal

(1) **Right of First Refusal**: In the event that any of the existing shareholders, managers, employees or other shareholders propose to sell to a third party or parties a number of shares of their stock, then the stock to be sold will be offered first to the Company to purchase the shares on the same terms as the third-party offer. If the Company does not purchase any, or

all, of the available shares, then the Series A1, B and B Preferred Stock shareholders have the right to purchase the remaining portion at the same terms. If the Series A1, B and B Preferred Stock shareholders and/or the Company do not purchase all of the shares, then they may be offered to the third party.

(2) **Preemptive Rights**: Each purchaser of Series B Preferred Stock in this financing will have a right of first refusal to purchase a pro rata amount of any Common Stock or securities convertible into Common Stock offered for sale by the Company, on the same terms and conditions and at the same price as offered to third parties, in order to maintain their pre-existing percentage interest in the stock of the Company. This right shall extend for a period of 21 days after the notification by the Company to the Series B Preferred Stock shareholders. Such right shall expire upon and shall not apply to an initial public offering of Common Stock, and shall not apply to: (i) shares issued under stock options plans approved by the Board of Directors in an amount not to exceed shares; or (ii) shares exchanged for assets or securities of another corporation in any acquisition of assets, merger, or other reorganization.

(3) **Co-Sale Rights**: Each purchaser of Series B Preferred Stock in this financing will have a co-sale right to sell shares in the event that any of the existing shareholders propose to sell to a third party or parties a number of shares of their Common Stock or securities convertible into Common Stock.
This co-sale right also extends to the Company and existing shareholders if Series B Preferred Stock shareholders sell any of their stock. This clause does not apply to any holders of less than 10,000 shares of stock or any manager, board member, employee selling less than 10,000 shares of stock in any 12 month period. This number of shares will be adjusted for any stock splits, combinations, etc. authorized by the Company.

Registration Rights [There will be one Registration Rights Agreement, and the holders of the Series A1 Preferred Stock and the Series B & B Preferred Stock will have identical registration rights.]

(1) Demand Registration
Any time after the earliest of two (2) years after the Closing or three (3) months after initial registration (but not within six months of the effective date of a registration), Investors holding at least 40 percent of the Series B Preferred Stock or at least 40 percent of the Series A1 Preferred Stock (or Common Stock issued upon conversion of the Series A1 Preferred Stock or the Series B Preferred Stock, as the case may be) may request that the Company file a Registration Statement for their shares for a registered offering of the Company. The Company will use its best efforts to cause such shares to be registered. The Company shall not be obligated to effect more than two registrations under these demand right provisions.

(2) Piggy-back Registration
"Registration Rights: Demand Rights: If Investors holding more than 50% of the outstanding shares of Series B Preferred, including Common Stock issued on conversion of Series B Preferred ("Registrable Securities"), request that the Company file a Registration Statement, the Company will use its best efforts to cause such shares to be registered. The Company shall have the right to delay such registration under certain circumstances for one period not in excess of ninety (90) days in any twelve (12) month period. The Company shall not be obligated to effect more than two (2) registrations under these demand right provisions, and shall not be obligated to effect a registration if it delivers notice to the holders of the Registrable Securities within thirty (30) days of any registration request of its intent to file a registration statement for such initial public offering within ninety (90) days.

Company Registration: The Investors shall be entitled to "piggy-back" registration rights on all registrations of the Company or on any demand registrations of any other investor subject to the right, however, of the Company and its underwriters to reduce the number of shares proposed to be registered pro rata in view of market conditions. If the Investors are so limited, however, no party shall sell shares in such registration other than the Company or the Investor, if any, invoking the demand registration. No shareholder of the Company shall be granted piggyback registration rights which would reduce the number of shares includable by the holders of the Registrable Securities in such registration without the consent of the holders of at least a majority of the Registrable Securities.

(3) Expenses

Expenses & S-1: Investors shall be entitled to unlimited demand registrations on Form S-1 (if available to the Company) so long as such registered offerings are not less than $1,000,000. The Company shall bear registration expenses (exclusive of underwriting discounts and commissions) of all such demands, piggy-backs, and S-1 registrations (including the expense of one special counsel of the selling shareholders not to exceed $25,000).

(4) Transfer of Rights

The registration rights may be transferred to a transferee (i) who acquires at least 50 percent of any Investor's shares and (ii) who is not, in the Company's reasonable opinion, a competitor of the Company or a party who is demonstrably hostile toward the Company, provided the Company is given written notice of such assignment within 30 days after the transfer of the shares. Transfer of registration rights to a partner or member of an Investor shall be without restriction.

(5) Termination of Rights

All registration rights shall terminate as to a holder who holds one (1) percent or less of the outstanding shares of the Company's Common Stock (on an as-converted basis) when all of such holder's shares may be sold during a single six-month period under Rule 144.

(6) Other Provisions

Other provisions shall be contained in the Stock Purchase Agreement with respect to registration rights as are reasonable, including cross-indemnification, the period of time in which the Registration Statement shall be kept effective, underwriting arrangements and the like.

Board Representation

Series B Preferred shareholders will be entitled to and represented by one seat on the Directors of the Company. This representation will be subject to the terms contained herein. The Board of Directors shall be indemnified by the Company, through the purchase of director's liability insurance, to the fullest extent of the law. All travel expenses in attending meetings and performing Company duties shall be borne by the Company. A Compensation Committee, consisting of Directors, majorities of whom are not officers or employees of the Company, will approve compensation packages for key managers of the Company, including the President. The number of Directors on the Board cannot be increased without the approval of a two-thirds majority of the Directors. The Board of Directors will initially be composed of the following: 1) two Series A1 Preferred representatives; 2) one Series B & B Preferred representative; 3) one management representative, , President and CEO; 4) one common stock representative, ; and 5) two outside directors approved by the other Board members.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

NUVUS GRO CORP — C25725-1997

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2017 TO NOV, 2018

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20180128318-24
Secretary of State State Of Nevada	Filed On 03/21/2018
	Number of Pages 2

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: [ ]

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SAEED TALARI	PRESIDENT (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
KARIN ROHRET	SECRETARY (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
SAEED TALARI	TREASURER (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
SAEED TALARI	DIRECTOR	10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X SAEED TALARI

Signature of Officer or Other Authorized Signature

Title DIRECTOR

Date 3/21/2018 11:47:05 AM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

	ENTITY NUMBER
NUVUS GRO CORP	C25725-1997

NAME	TITLE(S)		
JOHN VERGHESE	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10901 ROOSEVELT BLVD BLDNG C STE 1000	ST PETERSBURG	FL	33716
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20180115125-26
Secretary of State State Of Nevada	Filed On 03/13/2018
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

HEMPTECH CORP

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1. THE NAME OF THE CORPORATION IS

NUVUS GRO CORP

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: UNANIMOUS

4. Effective date and time of filing: (optional) Date: 03/12/2018 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090403

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20180110787-25
Secretary of State State Of Nevada	Filed On 03/09/2018
	Number of Pages 1

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

HEMPTECH CORP

2. Description of the original document for which correction is being made:

ARTICLES OF MERGER (Pursuant to NRS 92A.200)

3. Filing date of the original document for which correction is being made: 01/16/2018

4. Description of the inaccuracy or defect:

THE " ARTICLES OF MERGER " DOCUMENT WAS FILED IN ERROR.

5. Correction of the inaccuracy or defect:

WE WISH TO REINSTATE THE STATUS OF HEMPTECH CORP AS WAS PRIOR TO THE MERGER.

6. Signature:

X [signature] CCO 3/5/18

Authorized Signature Title * Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

181004

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20180110791-80
Secretary of State State Of Nevada	Filed On 03/09/2018
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

1. Name of Represented Entity:

HEMPTECH CORP

2. Entity File Number: C25725-1997

3. This statement of change will have the following effect: (check only one)

- [X] Appoints a new agent for service of process **(complete 4a or 4b)**
- [ ] Updates contact information of the Represented Entity acting as own agent **(complete 4c)**

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

Name

b) Noncommercial Registered Agent:

KARIN ROHRET
Name

350 S DURANGO DRIVE STE 128 | LAS VEGAS | Nevada | 89145
Street Address | City | | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: **(required)**

X [signature]
Authorized Signature Date 03/07/2018

6. Registered Agent Acceptance: **(required)**

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date 03/07/2018

FEE: $60.00

This form must be accompanied by appropriate fees.

140105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20180021332-42
Secretary of State State Of Nevada	Filed On 01/16/2018
	Number of Pages 12

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.**

HEMPTECH CORP
Name of **merging** entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

Name of **merging** entity

Jurisdiction — Entity type *

Name of **merging** entity

Jurisdiction — Entity type *

Name of **merging** entity

Jurisdiction — Entity type *

and,

NUVUS CORP
Name of **surviving** entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: KARIN ROHRET

c/o: 10901 ROOSEVELT BLVD N
BLDNG C SUITE 1000
ST PETERSBURG FL 33716

3) Choose one:

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

HEMPTECH CORP
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

NUVUS CORP
Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

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ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

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ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: 01/15/2018 **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.**

HEMPTECH CORP
Name of **merging** entity

X [signature] COO, DIRECTOR 01/15/2018
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

and,

NUVUS CORP
Name of **surviving** entity

X [signature] CEO DIRECTOR 01/15/2018
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Agreement"), entered into as of November 1, 2017, by and among HempTech Corp, a Nevada corporation (the "Company"), Nuvus Corp, a Nevada corporation ("Holdco") and a direct, wholly owned subsidiary of the Company, and NV SUB, a Nevada corporation ("Merger Sub") and a direct, wholly owned subsidiary of Holdco.

RECITALS

WHEREAS, on the date hereof, the Company has the authority to issue 1,000,000,000 shares, consisting of: (i) 400,000,000 shares of Class A Common Stock, par value $0.0001 per share (the "Company Class A Common Stock"), of which 55,325,930 shares are issued and outstanding; (ii) 50,000,000 shares of Class B Common Stock, par value $0.0001 per share (the "Company Class B Common Stock"), of which 10,000,000 shares are issued and outstanding; (iii) 50,000,000 shares of Class C Capital Stock, par value $0.0001 per share (the "Company Class C Capital Stock"), of which 10,000,000 shares are issued and outstanding; and (iv) 200,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Company Preferred Stock"), of which no shares are issued and outstanding. The Preferred Stock authorized by this Certificate shall be divided into series as provided herein. The first series of Preferred Stock shall be designated "Series A Preferred Stock" and shall consist of 10,000,000 shares. The second series of Preferred Stock shall be designated "Series A-1 Preferred Stock" and shall consist of 40,000,000 shares. The third series of Preferred Stock shall be designated "Series B Preferred Stock" and shall consist of 60,000,000 shares. The fourth series of Preferred Stock shall be designated "Series B-1 Preferred Stock" and shall consist of 40,000,000 shares. The fifth series of Preferred Stock shall be designated "Series C Preferred Stock" and shall consist of 40,000,000 shares. The sixth series of Preferred Stock shall be designated "Series D Preferred Stock" and shall consist of 20,000,000 shares.

WHEREAS, as of the Effective Time (as defined below), Holdco will have the authority to issue 1,000,000,000 shares, consisting of: (i) 400,000,000 shares of Class A Common Stock, par value $0.0001 per share (the "Holdco Class A Common Stock"); (ii) 50,000,000 shares of Class B Common Stock, par value $0.0001 per share (the "Holdco Class B Common Stock"); (iii) 50,000,000 shares of Class C Capital Stock, par value $0.0001 per share (the "Holdco Class C Capital Stock"); and (iv) 200,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Holdco Preferred Stock"). The Preferred Stock authorized by this Certificate shall be divided into series as provided herein. The first series of Preferred Stock shall be designated "Series A Preferred Stock" and shall consist of 10,000,000 shares. The second series of Preferred Stock shall be designated "Series A-1 Preferred Stock" and shall consist of 40,000,000 shares. The third series of Preferred Stock shall be designated "Series B Preferred Stock" and shall consist of 60,000,000 shares. The fourth series of Preferred Stock shall be designated "Series B-1 Preferred Stock" and shall consist of 40,000,000 shares. The fifth series of Preferred Stock shall be designated "Series C Preferred Stock" and shall consist of 40,000,000 shares. The sixth series of Preferred Stock shall be designated "Series D Preferred Stock" and shall consist of 20,000,000 shares.

WHEREAS, as of the date hereof, Merger Sub has the authority to issue 1,000 shares of common stock, par value $0.0001 per share (the "Merger Sub Common Stock"), of which 100 shares are issued and outstanding on the date hereof and owned by Holdco.

WHEREAS, as of the Effective Time, the designations, rights, powers and preferences, and the qualifications, limitations and restrictions of the Holdco Class A Common Stock, Holdco Class B Common Stock, Holdco Class C Capital Stock and Holdco Preferred Stock will be the same as those of the Company Class A Common Stock, Company Class B Common Stock, Company Class C Capital Stock and Company Preferred Stock, respectively.

WHEREAS, the Amended and Restated Certificate of Incorporation of Holdco (the "Holdco Charter") and the Bylaws of Holdco (the "Holdco Bylaws"), which will be in effect immediately following the Effective Time, contain provisions identical to the Fourth Amended and Restated Certificate of Incorporation of the Company (the "Company Charter") and the Amended and Restated Bylaws of the Company (the "Company Bylaws"), in effect as

of the date hereof and that will be in effect immediately prior to the Effective Time, respectively (other than as permitted by NRS 92A.200, CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS of the State of Nevada (the "MCED")).

WHEREAS, Holdco and Merger Sub are newly formed corporations organized for the sole purpose of participating in the transactions herein contemplated and actions related thereto, own no assets (other than Holdco's ownership of Merger Sub and nominal capital) and have taken no actions other than those necessary or advisable to organize the corporations and to effect the transactions herein contemplated and actions related thereto.

WHEREAS, the Company desires to reorganize into a holding company structure pursuant to NRS 92A.180, 92A.200, NRS 92A.230 and NRS 92A.250 of the MCED, under which Holdco would become a holding company, by the merger of Merger Sub with and into the Company, and with each share of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock being converted in the Merger (as defined below) into a share of Holdco Class A Common Stock, Holdco Class B Common Stock or Holdco Class C Capital Stock, respectively.

WHEREAS, on or about the date hereof, the Company and Holdco will enter or have entered into a Compensation Plan Agreement, pursuant to which, among other things, the Company will, at the Effective Time, transfer to Holdco, and Holdco will assume, sponsorship of all of the Company's Equity Plans (as defined below) and all of the Company's rights and obligations thereunder.

WHEREAS, the boards of directors of Holdco and the Company have approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Merger.

WHEREAS, the board of directors of Merger Sub has (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, (ii) resolved to submit the approval of the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Merger, to its sole stockholder, and (iii) resolved to recommend to its sole stockholder that it approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Merger.

WHEREAS, the parties intend, for United States federal income tax purposes, the Merger shall qualify as an exchange described in Section 351 of the Internal Revenue Code.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Company, Holdco and Merger Sub hereby agree as follows:

1. THE MERGER. In accordance with NRS 92A.180 of the MCED and subject to, and upon the terms and conditions of, this Agreement, Merger Sub shall be merged with and into the Company (the "Merger"), the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation"). At the Effective Time, the effects of the Merger shall be as provided in this Agreement and in NRS 92A.250 of the MCED.

2. EFFECTIVE TIME. As soon as practicable on or after the date hereof, the Company shall file a certificate of merger executed in accordance with the relevant provisions of the MCED, with the Secretary of State of the State of Nevada (the "Secretary of State") and shall make all other filings or recordings required under the MCED to effectuate the Merger. The Merger shall become effective at such time as the certificate of merger is duly filed with the Secretary of State or at such later date and time as the parties shall agree and specify in the certificate of merger (the date and time the Merger becomes effective being referred to herein as the "Effective Time").

3. CERTIFICATE OF INCORPORATION. At the Effective Time, the Company Charter shall be amended in the Merger as set forth below, and as so amended, shall be the certificate of incorporation of the Surviving Corporation (the "Surviving Corporation Charter") until thereafter amended as provided therein or by the MCED.

(a) ARTICLE IV, Section 1 of the Company Charter shall be deleted in its entirety and replaced with the following:

Section 1. Authorized Shares. This Corporation is authorized to issue five hundred (500) shares of Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), five hundred (500) shares of Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), five hundred (500) shares of Class C Capital Stock, par value $0.0001 per share (the "Class C Capital Stock"), and five hundred (500) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

(b) ARTICLE XI of the Company Charter shall be amended by adding a Section 3 immediately following Section 2 to read in its entirety as follows:

Section 3. Any act or transaction by or involving the Corporation, other than the election or removal of directors of the Corporation, that requires for its adoption under the General Corporation Law of the State of Nevada or this Certificate of Incorporation the approval of the stockholders of the Corporation shall, in accordance with NRS 92A.100 to NRS 92A.280 of MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS of the State of Nevada, require, in addition, the approval of the stockholders of Nuvus Corp (or any successor thereto by merger), by the same vote as is required by the General Corporation Law of the State of Nevada and/or this Certificate of Incorporation.

4. BYLAWS. From and after the Effective Time, the Company Bylaws, as in effect immediately prior to the Effective Time, shall constitute the Bylaws of the Surviving Corporation (the "Surviving Corporation Bylaws") until thereafter amended as provided therein or by applicable law.

5. DIRECTORS. The directors of the Company in office immediately prior to the Effective Time shall be the directors of the Surviving Corporation and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Charter and Surviving Corporation Bylaws, or as otherwise provided by law.

6. OFFICERS. The officers of the Company in office immediately prior to the Effective Time shall be the officers of the Surviving Corporation and will continue to hold office from the Effective Time until the earlier of their resignation or removal or until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Corporation Charter and Surviving Corporation Bylaws, or as otherwise provided by law.

7. ADDITIONAL ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either Merger Sub or the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of Merger Sub and the Company, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of Merger Sub and the Company or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

8. CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of Holdco, Merger Sub, the Company or any holder of any securities thereof:

(a) Conversion of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock. Each share of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock issued and outstanding immediately prior to the Effective Time shall be

converted into one validly issued, fully paid and nonassessable share of Holdco Class A Common Stock, Holdco Class B Common Stock and Holdco Class C Capital Stock, respectively.

(b) Conversion of Company Stock Held as Treasury Stock. Each share of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock held in the Company's treasury shall be converted into one validly issued, fully paid and nonassessable share of Holdco Class A Common Stock, Holdco Class B Common Stock and Holdco Class C Capital Stock, respectively, to be held immediately after completion of the Merger in the treasury of Holdco.

(c) Conversion of Capital Stock of Merger Sub. Each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Class A Common Stock, par value $0.0001 per share, one validly issued, fully paid and nonassessable share of Class B Common Stock, par value $0.0001 per share, and one validly issued, fully paid and nonassessable share of Class C Capital Stock, par value $0.0001 per share, of the Surviving Corporation.

(d) Rights of Certificate Holders. Upon conversion thereof in accordance with this Section 8, all shares of Company Class A Common Stock, Company Class B Common Stock and Company Class C Capital Stock shall no longer be outstanding and shall cease to exist, and each holder of a certificate representing any such shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall cease to have any rights with respect to such shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock, respectively, except, in all cases, as set forth in Section 9 herein. In addition, each outstanding book-entry that, immediately prior to the Effective Time, evidenced shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Holdco Class A Common Stock, Holdco Class B Common Stock, or Holdco Class C Capital Stock, respectively.

9. **CERTIFICATES.** At and after the Effective Time until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate which immediately prior thereto represented shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Holdco Class A Common Stock, Holdco Class B Common Stock or Holdco Class C Capital Stock, as applicable, into which the shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock represented by such certificate have been converted as herein provided and shall be so registered on the books and records of Holdco and its transfer agent. At and after the Effective Time, the shares of capital stock of Holdco shall be uncertificated; provided, that, any shares of capital stock of Holdco that are represented by outstanding certificates of the Company pursuant to the immediately preceding sentence shall continue to be represented by certificates as provided therein and shall not be uncertificated unless and until a valid certificate representing such shares pursuant to the immediately preceding sentence is delivered to Holdco at its registered office in the State of Nevada, its principal place of business, or an officer or agent of Holdco having custody of books and records of Holdco, at which time such certificate shall be canceled and in lieu of the delivery of a certificate representing the applicable shares of capital stock of Holdco, Holdco shall (i) issue to such holder the applicable uncertificated shares of capital stock of Holdco by registering such shares in Holdco's books and records as book-entry shares, upon which such shares shall thereafter be uncertificated and (ii) take all action necessary to provide such holder with evidence of the uncertificated book-entry shares, including any action necessary under applicable law in accordance therewith, including in accordance with NRS 92A.305, 92A.325 and NRS 92A.380 of the MCED. If any certificate that prior to the Effective Time represented shares of Company Class A Common Stock, Company Class B Common Stock or Company Class C Capital Stock shall have been lost, stolen or destroyed, then, upon the making of an affidavit of such fact by the person or entity claiming such certificate to be lost, stolen or destroyed and the providing of an indemnity by such person or entity to Holdco, in form and substance reasonably satisfactory to Holdco, against any claim that may be made against it with respect to such certificate, Holdco shall issue to such person or entity, in exchange for such lost, stolen or destroyed certificate, uncertificated shares representing the applicable shares of Holdco Class A Common Stock, Holdco Class B Common Stock or Holdco Class C Capital Stock in accordance with the procedures set forth in the preceding sentence.

10. ASSUMPTION OF EQUITY PLANS AND AWARDS.

At the Effective Time, pursuant to this Merger Agreement and the Compensation Plan Agreement entered into between Holdco and the Company on or about the date hereof (the "Compensation Plan Agreement"), the Company will transfer to Holdco, and Holdco will assume, sponsorship of all of the Company's Equity Plans (as defined below), along with all of the Company's rights and obligations under the Equity Plans.

At the Effective Time, pursuant to this Merger Agreement and the Compensation Plan Agreement, the Company will transfer to Holdco, and Holdco will assume, its rights and obligations under each stock option to purchase a share of Company capital stock (each, a "Stock Option") and each right to acquire or vest in a share of Company capital stock (each, a "GSU" and together with the Stock Options, the "Awards") issued under the Equity Plans or granted by the Company outside of the Equity Plans pursuant to NASDAQ Listing Rule 5635(c) that is outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Effective Time, which Awards shall be converted into a stock option to purchase or a right to acquire or vest in, respectively, a share of Holdco capital stock of the same class and with the same rights and privileges relative to Holdco that such share underlying such Stock Option or GSU had relative to the Company immediately prior to the Effective Time on otherwise the same terms and conditions as were applicable immediately prior to the Effective Time, including, for Stock Options, at an exercise price per share equal to the exercise price per share for the applicable share of Company capital stock. For purposes of this Agreement, "Equity Plans" shall mean, collectively, the HempTech Corp 2017 Stock Plan and any and all subplans, appendices or addendums thereto, and any and all agreements evidencing Awards.

11. HOLDCO SHARES. Prior to the Effective Time, the Company and Holdco shall take any and all actions as are necessary to ensure that each share of capital stock of Holdco that is owned by the Company immediately prior to the Effective Time shall be cancelled and cease to be outstanding at the Effective Time, and no payment shall be made therefor, and the Company, by execution of this Agreement, agrees to forfeit such shares and relinquish any rights to such shares.

12. NO APPRAISAL RIGHTS. In accordance with the MCED, no appraisal rights shall be available to any holder of shares of Company Class A Common Stock, Company Class B Common Stock, or Company Class C Capital Stock in connection with the Merger.

13. CONTRACT & AGREEMENTS. Any and all contracts and agreements with the Company will not be transferred to the surviving issuer or HOLDCO and shall stay with the surviving SUB, the Company (HempTech).

14. TERMINATION. This Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, whether before or after the adoption of this Agreement by the sole stockholder of Merger Sub, at any time prior to the Effective Time, by action of the board of directors of the Company. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, and neither the Company, Holdco, Merger Sub nor their respective stockholders, directors or officers shall have any liability with respect to such termination or abandonment.

15. AMENDMENTS. At any time prior to the Effective Time, this Agreement may be supplemented, amended or modified, whether before or after the adoption of this Agreement by the sole stockholder of Merger Sub, by the mutual consent of the parties to this Agreement by action by their respective boards of directors; provided, however, that, no amendment shall be effected subsequent to the adoption of this Agreement by the sole stockholder of Merger Sub that by law requires further approval or authorization by the sole stockholder of Merger Sub or the stockholders of the Company without such further approval or authorization. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

18. ENTIRE AGREEMENT. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

19. SEVERABILITY. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

IN WITNESS WHEREOF, the Company, Holdco and Merger Sub have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

HEMPTECH CORP

By: John Verghese

Name: John Verghese
Title: COO

NUVUS CORP

By:

Name: Saeed Talari
Title: President

NV SUB

By:

Name: Karin Rohret
Title: Secretary

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

180404

Statement of Resignation of Registered Agent

(PURSUANT TO NRS 77.370)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

Filed in the Office of	Agent Id
Barbara K. Cegavske	Filing Number 20170514164-31
Secretary	Filed On 12/05/2017
State Of Nevada	Number of Pages 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Registered Agent:

PARACORP INCORPORATED

2. The above named registered agent resigns from serving as agent for service of process for the following entity(ies) and will send notice required by NRS 77.370 subsection 3 to the name and address stated for each. List entities in **alphabetical order**. Resigning agent may write "see attached list" in area below and attach a spreadsheet listing the entities in **alphabetical order** with required information provided.

Entity Name	Entity Number	Name and Address Where Notice Sent
SEE ATTACHED LISTING		

X for Paracorp Incorporated

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

EFFECTIVE DATE: This statement of resignation takes effect on the earlier of the 31st day after the day on which it is filed or the appointment of a new registered agent for the represented entity.

FEE: $100.00 for the first entity and **$1.00** for each additional entity. (NRS 77.280)

	CurrentEntityName	EntityNumber
1	40 N' FABULOUS, INC.	E0400542011-5
2	5801 AIRPORT DRIVE, LLC	E0109862009-5
3	9258201 NEVADA LTD.	E0451382016-1
4	9258202 NEVADA LTD.	E0451432016-8
5	9258203 NEVADA LTD.	E0451452016-0
6	9258204 NEVADA LTD.	E0451472016-2
7	ADAMS EQUITY, LLC	E0419132014-0
8	AMA MEDIA CONSULTING LLC	E0376042009-0
9	AMANTI CAPITAL, LLC	LLC3277-2001
10	ANS NEVADA, LLC	E0036742016-2
11	ASSAY ENTERPRISES, LLC	E0150712009-9
12	AUTOLOGOUS STEM CELL THERAPY INSTITUTE, LLC	E0335272010-1
13	AYSONDEMAND, LLC	E0017792016-4
14	BETTER LIVING PRODUCTS, LLC	E0392832014-2
15	BIOTECH DEVELOPMENT CORP.	E0225822013-8
16	BLACK HAWK PRODUCTION VEHICLES LLC	E0403402008-7
17	BODO 8 LLC	E0344722007-2
18	BOILING OVER PRODUCTIONS, LLC	E0556952013-3
19	BRICKFUL INC.	E0392852014-4
20	CALIBER CAPITAL GROUP LLC	E0584252005-3
21	CARDEA VENTURES, LLC	E0396932010-4
22	CLOUDBREAK FORESTS MANAGEMENT, LLC	E0594182005-6
23	CORNERSTONE EQUIPMENT MANAGEMENT, INC.	C10682-2003
24	CROSSOVERABS, LLC	E0291952010-0
25	CSES ACQUISITION INC.	E0034312017-0
26	CSL REALTY LLC	E0213272016-0
27	CTC TELECOM CORPORATION	E0419512012-4
28	CYPRUS MANAGEMENT, LLC	E0419122014-9
29	DANCING ANGELS, LP	E0400762016-6
30	DENTAL ALLIANCE, INC.	E0203002016-7
31	DES HOLDINGS LLC	E0254812015-4
32	DEVINE MOTORS, INC.	E0576222014-1
33	DKAN, LLC	E0583122009-1
34	DYNAMIC TECHNOLOGIES INTERNATIONAL, INC.	C346-1998
35	EAGLE SAILING LLC	E0224512017-4
36	EDU TOURS INTERNATIONAL INC.	E0464812016-9
37	EL GALLO LLC	E0303302016-4
38	EL PATIO, LLC	LLC18177-2003
39	ESOLVE TECHNOLOGIES USA, INC.	E0346722013-2
40	FETT, INC.	E0624192014-5
41	FINANCIAL ACCESS, LLC	LLC5578-1999
42	FIRSTLINE HEALTH, INC.	E0029882016-9
43	FMCA HOLDINGS, LLC	E0549482013-7
44	FREEDOM FIGHTER, LLC	E0477112017-1
45	FRESHTEC, INC.	E0502252014-6

46	FRM HOLDINGS LLC	E0327492016-3
47	FRONTLINE MEDICAL ASSOCIATES, INC	E0030102016-0
48	GBH AMERICA, LLC	LLC17603-2004
49	GENEROSITY WORLDWIDE, LLC	E0691862011-4
50	GOLD PAC CAPITAL, LLC	E0518862008-9
51	GREENBURY INVESTMENTS INC.	E0401692011-3
52	GREENLAND CAPITAL LLC	E0403432016-0
53	GS STUDIO OTAY RANCH, LLC	E0573032014-5
54	HALLMARK HOLDINGS, INC.	E0580542011-2
55	HCAM INC	C34246-1999
56	HEMPTECH CORP	C25725-1997
57	HISPANIA, INC.	C19040-1997
58	IANNUZZI CA, LLC	E0298742009-9
59	IANNUZZI FL, LLC	E0298732009-8
60	IANNUZZI LA, LLC	E0298762009-1
61	INSPIRED BY GOD, LLC	E0594382010-7
62	INTERNATIONAL GATEWAY SERVICES INC.	C21943-1999
63	JARLYN CORPORATION, INC.	C16026-2002
64	JASS LLC	E0045142015-0
65	JEREMIAH HOLDINGS LLC	E0073752014-6
66	JP DEVELOPMENT CORPORATION	E0449722011-4
67	JUST LIKE YOU MEDIA, LLC	E0684502009-9
68	KANAN PARTNERS, LLC	LLC15369-1996
69	KENNEDY FAMILY HOLDINGS, LLC	LLC13007-2004
70	KK-ALEX, LLC	E0227562016-1
71	LA LOMA ROAD, LLC	LLC13823-2002
72	LAS VEGAS CORPORATE CENTER LLC	E0336762017-8
73	LAS VEGAS PROFESSIONAL CENTER LLC	E0336792017-1
74	MACDONALD RENTALS UNLIMITED LLC	E0496152016-7
75	MAI FINANCIAL SERVICES, INC.	C28409-2003
76	MARSHALL INVESTMENT CO, L.L.C.	E0654902012-6
77	MARSHALL INVESTMENTS CO-II, LLLP	E0366232013-7
78	MBT US, INC.	E0252982017-3
79	MEDICAL PROFESSIONAL RELOCATION SERVICES, INC.	E0365582016-0
80	MICHUACAN LIMITED PARTNERSHIP	E0516152005-9
81	MLHMED WEST, LLC	E0283432015-3
82	MV CELL, INC.	E0564382016-7
83	MYBODY INC.	E0775842005-5
84	NANOSENSOR TECHNOLOGY INC.	E0347852017-2
85	NELLIS APARTMENTS LAS VEGAS LLC	E0371922015-9
86	NEVADA REALTY CORPORATION	E0079362012-3
87	NOTTINGHAM PROPERTIES, LLC	E0534532015-9
88	NUBOUNSOM LLC	E0596192014-0
89	OILFIELD SAFETY HOLDINGS INC	E0647382014-5
90	PAIN RELIEF, LLC	E0167282007-3
91	PARK RESTAURANT MANAGEMENT, LLC	E0213262010-3
92	PATENT MAGIC, LLC	E0201792010-2

93	PHARMAGENX, INC.	C17776-2003
94	POWER GEN TECH LLC	E0245952016-0
95	POWER PLAY SDIRA, LLC	E0460272015-8
96	PR RESTAURANT MANAGEMENT, LLC	E0313302007-5
97	PREAXIA HEALTH CARE PAYMENT SYSTEMS INC.	C9130-2000
98	PROC CYBER SERVICES INC	C14970-1997
99	QUICKBORN LIMITED	E0496722010-0
100	RAJYSAN, INCORPORATED	E0489142010-1
101	RAVEL	E0239722014-3
102	REMEDIATION EARTH, INC.	E0527462007-1
103	REPLICAS PREP FINANCING LLC	E0205682016-9
104	RESILIENT NOW, INC.	E0039882016-1
105	RFM I FAMILY LIMITED PARTNERSHIP	E0549982011-5
106	RFM MANAGEMENT I, LLC	E0544432011-5
107	SCA ENTERPRISES, INC.	E0160742005-0
108	SEED BALANCE, LLC	E0352502013-4
109	SEQUOIA HOLDINGS GROUP, LLC	E0425472016-0
110	SHAW & SONS, INC.	E0513412014-9
111	SIGMA SERVICES, INC.	E0408852011-0
112	SKY LIMIT CORPORATION	E0288982016-4
113	STRIKE 97 LLC	E0576072015-3
114	TANGLEWOOD INTERNATIONAL, INC.	C26547-1996
115	TEKITRONICS INC.	E0527612014-9
116	THAPP LLC	E0627082014-5
117	THE KONSULATE LLC	E0504462014-3
118	TRENDSHIFT, LLC	E0574722015-0
119	TRICO HOLDINGS INTERNATIONAL, LLC	E0417352009-7
120	TRXPERIENCE, LLC	E0368872016-8
121	TUTTO MASSIMO L.L.C.	E0296862011-5
122	TZ ALANTE, LLC	E0546222015-6
123	U.S. CORNERSTONE CHEMICALS, INC.	E0505542016-6
124	UNDENIABLE CAPITAL, LLC	E0318182012-1
125	VDM HOLDINGS, LLC	E0482852007-4
126	WADENA INN & GRILL, LIMITED PARTNERSHIP	LP508-2001
127	WANNACUT LAKEFRONT, LLC	E0175532005-2
128	WC ALLIANCE, LLC	E0336212016-2
129	WEST PARK INVESTORS, LLC	E0521812009-0
130	WESTERN LINEN SERVICE	C32762-2003
131	WESTERN STATE DESIGN, LLC	C676-1985
132	WILLIAM E CROCKETT, A PROFESSIONAL CORPORATION	E0573752013-0
133	WINAYK INC	C27872-1998
134	WOLFPAX INVESTMENTS, LLC	E0336252016-6
135	YOKEI, LLC	E0218642015-9
136	TRANSWORLD TEXTILES CORPORATION	E0047852016-8

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

HEMPTECH CORP — C25725-1997

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2016 TO NOV, 2017

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20170111115-00
Secretary of State State Of Nevada	Filed On 03/14/2017
	Number of Pages 2

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SAEED TALARI	PRESIDENT (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
KARIN ROHRET	SECRETARY (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
SAEED TALARI	TREASURER (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
SAEED TALARI	DIRECTOR	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X SAEED TALARI

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 3/14/2017 12:54:02 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

	ENTITY NUMBER
HEMPTECH CORP	C25725-1997

NAME	TITLE(S)		
JOHN VERGHESE	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	**TITLE(S)**		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

HEMPTECH CORP — C25725-1997

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2015 TO NOV, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske (signature)	Filing Number 20160115248-60
Secretary of State	Filed On 03/14/2016
State Of Nevada	Number of Pages 2

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SAEED TALARI	PRESIDENT (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
KARIN ROHRET	SECRETARY (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
SAEED TALARI	TREASURER (OR EQUIVALENT OF)	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716
JOHN VERGHESE	DIRECTOR	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X KARIN ROHRET

Signature of Officer or Other Authorized Signature

Title SECRETARY

Date 3/14/2016 1:02:57 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

HEMPTECH CORP

ENTITY NUMBER: C25725-1997

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SAEED TALARI	DIRECTOR	10901 ROOSEVELT BLVD BLDNG C STE 1000 , USA	ST PETERSBURG	FL	33716

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20160112799-68
Secretary of State State Of Nevada	Filed On 03/11/2016
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

HEMPTECH CORP

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3 TOTAL AUTHORIZED STOCK TO BE DECREASED

FROM: 2,000,000,000 PAR SHARE COUNT PAR SHARE VALUE .0001

TO: 500,000,000 PAR SHARE COUNT PAR SHARE VALUE .0001

THERE ARE TWO (2) CLASSES OF STOCK
COMMON STOCK 400,000,000 SHARES @ .0001 PAR
PREFERRED STOCK 100,000,000 SHARES @ .0001 PAR

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: 03/10/2016 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ______________________

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20160111040-86
Secretary of State State Of Nevada	Filed On 03/10/2016
	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BUILDING TURBINES, INC

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1. THE NAME OF THE CORPORATION IS

HEMPTECH CORP

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: 03-10-2016 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

Buuilding Turbines, Inc.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2015 TO 11/2016

100103

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20160108962-65
Secretary of State State Of Nevada	Filed On 03/09/2016
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

ABOVE SPACE IS FOR OFFICE USE ONLY

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: [ ]

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME / ADDRESS	TITLE(S)	CITY	STATE	ZIP CODE
John F Graham, Sr. / 7703 N Lamar Blvd. #510	PRESIDENT (OR EQUIVALENT OF)	Austin	TX	78752
John F Graham, Sr. / 7703 N Lamar Blvd. #510	SECRETARY (OR EQUIVALENT OF)	Austin	TX	78752
John F Graham, Sr. / 7703 N Lamar Blvd. #510	TREASURER (OR EQUIVALENT OF)	Austin	TX	78752
John F Graham, Sr. / 7703 N Lamar Blvd. #510	DIRECTOR	Austin	TX	78752

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer or Other Authorized Signature

Title: President

Date: 3/9/16

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

BUILDING TURBINES, INC

ENTITY NUMBER

C25725-1997

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2014 TO NOV, 2015. Due by Nov 30, 2014

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Filed in the Office of	Business Number C25725-1997
Barbara K. Cegavske	Filing Number 20150115359-82
Secretary of State State Of Nevada	Filed On 03/13/2015
	Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return completed form with the filing fee of $925.00 filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporation. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include initial list and business license fees will result in rejection of filing.

FILING FEE: $925.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JOHN F GRAHAM	PRESIDENT (OR EQUIVALENT OF)	7703 N LAMAR BLVD	AUSTIN	TX	78752
JOHN F GRAHAM	SECRETARY (OR EQUIVALENT OF)	7703 N LAMAR BLVD	AUSTIN	TX	78752
JOHN F GRAHAM	TREASURER (OR EQUIVALENT OF)	7703 N LAMAR BLVD	AUSTIN	TX	78752
JOHN F GRAHAM	DIRECTOR	7703 N LAMAR BLVD	AUSTIN	TX	78752

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful act.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or Other Authorized Signature

Title: CEO

Date: MARCH 5, 2015

Nevada Secretary of State Annual List Profit
Revised: 1-5-15

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
	Filing Number 20140753359-89
Secretary of State	Filed On 11/06/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BUILDING TURBINES, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is amended to change the authorized capital of the corporation to 2,000,000,000 common shares authorized with par value of $0.0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 240,637,254 of 455,094,082 for

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: [illegible]

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

BUILDING TURBINES, INC
NAME OF CORPORATION

ENTITY NUMBER
C25725-1997

FOR THE FILING PERIOD OF NOV, 2013 TO NOV, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20140027672-91
Secretary of State	Filed On 01/14/2014
State Of Nevada	Number of Pages 1

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
JOHN F GRAHAM	PRESIDENT (OR EQUIVALENT OF)	7703 N LAMAR BLVD , USA	AUSTIN	TX	78752
JOHN F GRAHAM	SECRETARY (OR EQUIVALENT OF)	7703 N LAMAR BLVD , USA	AUSTIN	TX	78752
JOHN F GRAHAM	TREASURER (OR EQUIVALENT OF)	7703 N LAMAR BLVD , USA	AUSTIN	TX	78752
JOHN F GRAHAM	DIRECTOR	7703 N LAMAR BLVD , USA	AUSTIN	TX	78752

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOHN GRAHAM, SR.
Signature of Officer or Other Authorized Signature

Title: CEO

Date: 1/14/2014 2:28:57 PM

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
	Filing Number 20130545604-30
Secretary of State	Filed On 08/19/2013
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Building Turbines, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The Corporation, pursuant to the Articles of Incorporation, the Board of Directors does hereby authorize that there is as part of the Authorized Preferred Shares of Stock of the Corporation that there is seventy (70) Preferred B Class of Shares authorized for issuance. Such shares shall have only voting power for acts of the Corporation, at a voting rate of each Preferred B Share having the equal of one percent (1%) of the then existing common shares of the Corporation at the point of any Corporate matter being voted upon. Such Preferred B Shares shall have no conversion rights to common shares. Such shares shall be non-dillutable for purposes of such voting. Such shares shall have no par value. Such shares can only be transferred to a director of the Company or upon change in control of the Corporation to a purchaser for purposes of control of the Corporation. Such Amendment was made by the Board of Directors per the Articles of Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: June 28, 2013 Per Board Per Art.

4. Effective date and time of filing: (optional) Date: Aug 16, 2013 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

BUILDING TURBINES, INC
NAME OF CORPORATION

C25725-1997
FILE NUMBER

FOR THE FILING PERIOD OF 2012 TO 2013. DUE BY 11/30/2012
File list with the NEVADA SECRETARY OF STATE

***** YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov *****

The entity's duly appointed agent in the state of NEVADA upon whom process can be served is:

PARACORP INCORPORATED
318 N CARSON ST #208
CARSON CITY NV 89701

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20120762676-79
Secretary of State	Filed On 11/09/2012
State Of Nevada	Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. USE BLACK INK ONLY - DO NOT HIGHLIGHT
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State Business License fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure for file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption Code: ____

NOTE: If claiming an exemption, a notorized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____________

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

ANNUAL LIST FILING FEE: $275.00 LATE PENALTY: $75.00 | **BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00**

NAME / ADDRESS	TITLE(S)	CITY	ST	ZIP
JOHN F GRAHAM 7703 N LAMAR BLVD STE 510	PRESIDENT (OR EQUIVALENT OF)	AUSTIN	TX	78752
JOHN F GRAHAM 7703 N LAMAR BLVD STE 510	SECRETARY (OR EQUIVALENT OF)	AUSTIN	TX	78752
JOHN F GRAHAM 7703 N LAMAR BLVD STE 510	TREASURER (OR EQUIVALENT OF)	AUSTIN	TX	78752
JOHN F GRAHAM 7703 N LAMAR BLVD STE 510	DIRECTOR	AUSTIN	TX	78752

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: President & CEO

Date: 11-6-12

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

BUILDING TURBINES, INC
NAME OF CORPORATION

C25725-1997
FILE NUMBER

FOR THE FILING PERIOD OF 2011 TO 2012. DUE BY 11/30/2011
File list with the NEVADA SECRETARY OF STATE
*** YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov ***

The entity's duly appointed agent in the state of NEVADA upon whom process can be served is:

PARACORP INCORPORATED
318 N CARSON ST #208
CARSON CITY NV 89701

Filed in the Office of	Business Number C25725-1997
	Filing Number 20120023613-60
Secretary of State	Filed On 01/11/2012
State Of Nevada	Number of Pages 1

ABOVE SPACE IS FOR OFFICE USE ONLY

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. USE BLACK INK ONLY - DO NOT HIGHLIGHT
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State Business License fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure for file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201. (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption Code: ______

NOTE: If claiming an exemption, a notorized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______________

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

ANNUAL LIST FILING FEE: $275.00 LATE PENALTY: $75.00	BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00		
NAME: JOHN F GRAHAM	TITLE(S): PRESIDENT (OR EQUIVALENT OF)		
ADDRESS: 7703 N LAMAR BLVD STE 510	CITY: AUSTIN	ST: TX	ZIP: 78752
NAME: JOHN F GRAHAM	TITLE(S): SECRETARY (OR EQUIVALENT OF)		
ADDRESS: 7703 N LAMAR BLVD STE 510	CITY: AUSTIN	ST: TX	ZIP: 78752
NAME: JOHN F GRAHAM	TITLE(S): TREASURER (OR EQUIVALENT OF)		
ADDRESS: 7703 N LAMAR BLVD STE 510	CITY: AUSTIN	ST: TX	ZIP: 78752
NAME: JOHN F GRAHAM	TITLE(S): DIRECTOR		
ADDRESS: 7703 N LAMAR BLVD STE 510	CITY: AUSTIN	ST: TX	ZIP: 78752

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ____________________
Signature of Officer

Title: CEO

Date: JAN 11, 2012

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20110010438-40
Secretary of State	Filed On 01/06/2011
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Building Turbines, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

The number of shares that the corporation is authorized to issue is 500,000,000 with a par value of $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 70.60%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

160101

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20110015469-19
Secretary of State	Filed On 01/03/2011
State Of Nevada	Number of Pages 1

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

1. The name and title(s) of person that desires to resign:*

Rod Patterson
Name

Director (Secretary)
Title(s)

2. The name and file number of the entity for which resignation is being made:

Hyperbaric Oxygenation Corporation, Inc.
Name of Entity

C25725-1997
File Number

3. Signature:

X [signature]
Authorized Signature

* Resignation of one person from one entity per form.

FILING FEE: $75.00 PER FORM

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

160101

Filed in the Office of	Business Number C25725-1997
	Filing Number 20110015460-20
Secretary of State	Filed On 01/03/2011
State Of Nevada	Number of Pages 1

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Resignation of Officer, Director, Manager, Member, General Partner, Trustee or Subscriber

1. The name and title(s) of person that desires to resign:*

Humphrey Killam
Name

Director (Chairman)
Title(s)

2. The name and file number of the entity for which resignation is being made:

Hyperbaric Oxygenation Corporation, Inc.
Name of Entity

C25725-1997
File Number

3. Signature:

X [signature] Dec 30/2010.
Authorized Signature

* Resignation of one person from one entity per form.

FILING FEE: $75.00 PER FORM

Amended

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER
C25725-1997

Hyperbaric Oxygenation Corporation
NAME OF CORPORATION

FOR THE FILING PERIOD OF ______ TO ______

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20100976257-99
Secretary of State	Filed On 12/30/2010
State Of Nevada	Number of Pages 1

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Paracorp Incorporated
318 N. Carson St. #208
Carson City, NV 89701

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies.** Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☒ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
John F. Graham	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
7703 N Lamar Blvd Ste 510	Austin	TX	78752
NAME	TITLE(S)		
John F. Graham	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
7703 N Lamar Blvd Ste 510	Austin	TX	78752
NAME	TITLE(S)		
John F. Graham	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
7703 N Lamar Blvd Ste 510	Austin	TX	78752
NAME	TITLE(S)		
John F. Graham	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
7703 N Lamar Blvd Ste 510	Austin	TX	78752

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature] Title: President Date: 12/30/2010

Signature of Officer

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
	Filing Number 20100976255-77
Secretary of State	Filed On 12/30/2010
State Of Nevada	Number of Pages 6

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Hyperbaric Oxygenation Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

The Company Name is hereby changed to "Building Turbines, Inc" with an effective date of January 19, 2011.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 70.60%

4. Effective date of filing: (optional) 1/19/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

RESOLUTION

by the

BOARD OF DIRECTORS

and

SHAREHOLDERS

of

HYPERBARIC OXYGENATION CORP.

WHEREAS, Hyperbaric Oxygenation Corp. is a Nevada corporation ("HOC"); and

WHEREAS, Humphrey Killam and Rodney Patterson are the only members of the Board of Directors of HOC; and

WHEREAS, Island Stock Transfer ("IST") is the transfer agent for HOC; and

WHEREAS, pursuant to a shareholder list provided by IST (the "IST Record"), HOC had 26,457,001 total common shares issued and outstanding as of December 6, 2010; and

WHEREAS, pursuant to the IST Record, Intermarket, Inc. is record owner of 18,700,000 common shares of HOC; and

WHEREAS, by virtue of its ownership of 18,700,000 shares representing 70.68% of the total common shares outstanding of HOC, the above named shareholder does hereby, pursuant to Nevada Revised Statutes, act as follows:

FIRST, that the name of the corporation be changed to Building Turbines, Inc. and all requisite filings with regulatory authorities be so filed, with a delayed effective date in accordance with FINRA regulations; and

SECOND, that the corporation accept the resignation of its current Chairman, Chief Executive Officer and Chief Financial Officer, Humphrey Killam; and

THIRD, that the corporation accept the resignation of its current Secretary, Rodney Patterson; and

FOURTH, that the corporation appoint John Graham as its Chief Executive Officer, Chief Financial Officer and a Director; and

FIFTH, that the corporation appoint David Parker as its Chief Operating Officer, and

FINALLY, that the corporation file current information and notice of such change with PinkSheets.

RESOLVED, the undersigned, representing 70.68% of the common stock of Hyperbaric Oxygenation Corp. do hereby act, and that the foregoing is a true record of a resolution duly adopted this December 6, 2010, and that said resolution is now in full force and effect without modification or recission.

Andrew Godfrey
CEO
Intermarket, Inc.

FURTHER RESOLVED, the undersigned, comprising the Board of Directors of Hyperbaric Oxygenation Corp. do hereby acknowledge and approve the actions set forth herein, and that the foregoing is a true record of a resolution duly adopted this December 6, 2010, and that said resolution is now in full force and effect without modification or rescission.

Humphrey Killam
Chairman

Rodney Patterson
Secretary

BELIZE, A.D. 2010

CERTIFICATE OF NOTARY

TO ALL TO WHOM these presence shall come, I, **EMIL M. ARGUELLES**, duly authorized Notary Public of Belize **HEREBY CERTIFY** that:

> The attached copy of **<u>Resolution, of Hyperbaric Oxygenation Corp.</u>**, signed by ANDREW GODFREY, on December 29, 2010, as CEO for Intermarket, Inc..
>
> was sworn to and signed before me by Andrew Godfrey.

IN FAITH AND TESTIMONY WHEREOF I have hereunto set my hand and seal of office at 35 New Road, Belize City, Belize this 29th day of December, 2010.

EMIL M. ARGUELLES
Notary Public of Belize
Unlimited Commission

75c BELIZE 75c BELIZE

EMIL M. ARGUELLES NOTARY PUBLIC BELIZE C.A.

Rodney Patterson

________________, to wit:

Sworn to (or affirmed) and subscribed before me this 14 day of December 2010, by Rod Patterson.

(Notary Seal)

____
Signature of Notary

HEATHER E. WAAL
Notary Public
9086 Young Road
Chilliwack, BC V2P 4R5
604-795-0070

____
Printed Name of Notary

Type of Identification Produced British Columbia Drivers Licence # 1193181

Humphrey Killam

________________________________, to wit:

Sworn to (or affirmed) and subscribed before me this 20th day of December, 2010, by Humphrey Killam.

(Notary Seal)

____
Signature of Notary

JAMES H. FARLEY
NOTARY PUBLIC
202 - 661 BURNSIDE RD. EAST
VICTORIA, BC V8T 2X9
TEL: (250) 388-5905

Printed Name of Notary

Type of Identification Produced British Columbia Drivers Licence

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

HYPERBARIC OXYGENATION CORPORATION
NAME OF CORPORATION

FILE NUMBER
C25725-1997

FOR THE FILING PERIOD OF November 2009 TO November 2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Paracorp Incorporated
318 N. Carson St., #208
Carson City, NV 89701

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20100901658-72
Secretary of State	Filed On 12/02/2010
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

[ ] This corporation is a publicly traded corporation. The Central Index Key number is: ____

[✓] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME / ADDRESS	TITLE(S)	CITY	STATE	ZIP CODE
HUMPHREY KILLAM, 695 ALPHA St. Vic BC. V82 1B5	PRESIDENT (OR EQUIVALENT OF)	Victoria	BC	V821B5
ROD PATTERSON, 695 Alpha St Vic BC. V82 1B5	SECRETARY (OR EQUIVALENT OF)	Victoria	BC	V8+1B5
Humphry Killam, 1695 Alpha St Vic BC V82 1B5	TREASURER (OR EQUIVALENT OF)	Victoria	BC	V8H1B5
Rod Patterson, 695 Alpha St Vic BC V8Z 1B5	DIRECTOR	Victoria	BC	V8Z1B5

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]   Title PRESIDENT   Date DEC 2/10

SENT BY: HP LASERJET 3150; 1234567890; DEC-2-10 11:49PM; PAGE 1/1

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

HYPERBARIC OXYGENATION CORPORATION
NAME OF CORPORATION

FILE NUMBER
C25725-1997

FOR THE FILING PERIOD OF November 2009 TO November 2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Paracorp Incorporated
318 N. Carson St., #208
Carson City, NV 89701

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 00002944756-57
Secretary of State	Filed On 12/02/2010
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

[ ] Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

[ ] This corporation is a publicly traded corporation. The Central Index Key number is: ______

[✓] This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME / ADDRESS	TITLE(S)	CITY	STATE	ZIP CODE
HUMPHREY KILLAM, 695 ALPHA St. VIC BC. V8Z 1B5	PRESIDENT (OR EQUIVALENT OF)	Victoria	BC	V8Z1B5
ROD PATTERSON, 695 Alpha St Vic BC. V8Z 1B5	SECRETARY (OR EQUIVALENT OF)	Victoria	BC	V8Z1B5
Humphry Killam, 1695 Alpha St Vic BC V8Z 1B5	TREASURER (OR EQUIVALENT OF)	Victoria	BC	V8Z1B5
Rod Patterson, 695 Alpha St Vic BC V8Z 1B5	DIRECTOR	Victoria	BC	V8Z1B5

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]   Title PRESIDENT   Date DEC 2/10

SENT BY: HP LASERJET 3150; 1234567890; DEC-2-10 11:49PM; PAGE 1/1

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER
C25725-1997

HYPERBARIC OXYGENATION CORPORATION
NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2008 TO 11/2009

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20080776855-48
Secretary of State	Filed On 11/24/2008
State Of Nevada	Number of Pages 1

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED
318 N. CARSON ST. #208
CARSON CITY, NV 89701

A FORM TO CHANGE REGISTERED AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

YOU MAY NOW FILE YOUR ANNUAL LIST ONLINE AT www.nvsos.gov

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)
HUMPHREY KILLAM	PRESIDENT (OR EQUIVALENT OF)
ADDRESS 695 ALPHA ST.	CITY / STATE / ZIP CODE: VICTORIA, BC. V8Z 1B5 CA.
ROD PATTERSON	SECRETARY (OR EQUIVALENT OF)
ADDRESS 695 ALPHA ST.	CITY / STATE / ZIP CODE: VICTORIA, BC V8Z-1B5 CA.
HUMPHREY KILLAM	TREASURER (OR EQUIVALENT OF)
ADDRESS 695 ALPHA ST	CITY / STATE / ZIP CODE: VICTORIA, BC V8Z1B5
HUMPHREY KILLAM	DIRECTOR
ADDRESS 695 ALPHA ST	CITY / STATE / ZIP CODE: VICTORIA, BC V8Z1B5

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature] Title: Pre. Date: 12 NOV 2008

Signature of Officer

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20080188865-96
Secretary of State	Filed On 03/18/2008
State Of Nevada	Number of Pages 1

Resident Agent Acceptance

ABOVE SPACE IS FOR OFFICE USE ONLY

General instructions for this form:

1. Please print legibly or type; Black Ink Only
2. Complete all fields. Do not highlight.
3. Ensure that document is signed in signature field.

In the matter of HYPERBARIC OXYGENATION CORPORATION
(Name of business entity)

I, PARACORP INCORPORATED
(Name of resident agent)

hereby state that on 3/18/08 (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

318 N CARSON ST
(MANDATORY) Physical Street Address

208
Suite number

CARSON CITY
City

NEVADA

89701
Zip Code

Optional: (address where mail will be sent)

(OPTIONAL) Additional Mailing Address

Suite number

City

State

Zip Code

Signature:

X Deborah A Cooke for Paracorp Incorporated
Authorized Signature of R.A. or On Behalf of R.A. Company

3/18/08
Date

FILE NUMBER
C25725-1997

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

HYPERBARIC OXYGENATION CORPORATION
(Name of Corporation)

FOR THE FILING PERIOD OF 11/2005 TO 11/2008

Filed in the Office of	Business Number C25725-1997
[signature]	Filing Number 20080188863-74
Secretary of State	Filed On 03/18/2008
State Of Nevada	Number of Pages 1

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED
318 N CARSON ST #208
CARSON CITY NV 89701

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Important: Read instructions before completing and returning this form.

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all [illegible] must be named. Have an Officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $125.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business. To receive a certified copy, enclose an additional $30.00 per certificate. A copy fee [illegible]
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. Appropriate instructions must accompany your order. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201. (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

[ ] This corporation is a publicly traded corporation. The Central Index Key number is:

[ ] This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	CITY	ST	ZIP
HUMPHREY H. KILLAM ADDRESS: 695 ALPHA ST. VICTORIA BC CANADA	PRESIDENT (OR EQUIVALENT OF)	VICTORIA	BC.	V8Z 1B5
Humphrey H. Killam ADDRESS: Same as above	SECRETARY (OR EQUIVALENT OF)			
Humphrey H. Killam ADDRESS: Same as above	TREASURER (OR EQUIVALENT OF)			
Humphrey H. Killam ADDRESS: Same as above	DIRECTOR			

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

[signature]
Signature of Officer

Title PRES / DIRECTOR Date 18/03/2008

TOTAL P.02

10/21/2004 12:38 2509951916 HOC VICTORIA 838 886 7168 PAGE 05/06 P.02

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

HYPERBARIC OXYGENATION CORPORATION

(Name of Corporation)

FILE NUMBER

C25726-1997

Filed - Nov 17, 1997

Reg. 12-01-02

01-02 - 250.00

02-03 - 250.00

03-04 - 250.00

04-05 - 175.00

Rein. 300.00

1225.00

FOR THE FILING PERIOD OF 11/2001 TO 11/2005

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED
318 NORTH CARSON STREET #208
CARSON CITY, NV 89701

FILED #

OCT 08 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

THE ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE

- [ ] This corporation is a publicly traded corporation. The Central Index Key number is:
- [ ] This publicly traded corporation is not required to have a Central Index Key number.

NAME: HUMPHREY KILLAM	TITLE(S): PRESIDENT (OR EQUIVALENT OF)			
ADDRESS: 695 ALPHA STREET	CITY: VICTORIA	ST: BC	ZIP: V8Z-1B5	
NAME: RODERICK PATTERSON	TITLE(S): SECRETARY (OR EQUIVALENT OF)			
ADDRESS: 112 - 250 SCHOOLHOUSE ST	CITY: COQUITLAM,	ST: BC.	ZIP: V3K-6V7	
NAME:	TITLE(S): TREASURER (OR EQUIVALENT OF)			
ADDRESS:	CITY:	ST:	ZIP:	
NAME: ZAYD RATANSI	TITLE(S): DIRECTOR			
ADDRESS: 112-250 SCHOOLHOUSE ST	CITY: COQUITLAM	ST: BC	ZIP: V3K 6V7	

X Signature of Officer

Title: PRES

Date: 1 OCT 04

TOTAL P.02

09/19/2004 21:08 604-858-3344 HOC CORP OFFICE PAGE 02/02

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

FILED #

OCT 08 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Resident Agent Acceptance

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

ABOVE SPACE IS FOR OFFICE USE ONLY

In the matter of HYPERBARIC OXYGENATION CORPORATION
(Name of business entity)

I, PARACORP INCORPORATED
(Name of resident agent)

hereby state that on 9/28/04 (Date) **I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:**

318 NORTH CARSON STREET
Physical Street Address

#208
Suite number

CARSON CITY
City

NEVADA

89701
Zip Code

Optional:

Additional Mailing Address

Suite number

City

State

Zip Code

Signature:

Deborah A Cooke for Paracorp Incorporated
Authorized Signature of R.A. or On Behalf of R.A. Company

10/7/04
Date

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

HYPERBARIC OXYGENATION CORPORATION

FILE NUMBER

25725-1997

FOR THE PERIOD NOV 2000 TO 2001. DUE BY NOV 30, 2000.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 69413

PARACORP INCORPORATED

318 N CARSON ST STE#208
CARSON CITY NV 89701

FOR OFFICE USE ONLY
FILED (DATE) LATC
00-01 $100
Exp 25
G.S.C. 15
Exp. 25
$165

COMPLETED
FS TO TRUST 730452

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite #3, Carson City, NV 89701-4786. (775) 684-5708.

FILING FEE: $85.00 **PENALTY: $15.00**

NAME	P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP	TITLE(S)
RODERICK PATTERSON		5474 LICKMAN RD	SARDIS BC	CN	V2P4P 8	PRESIDENT
HUMPHREY H. KILLAM		BOX 302	GIBSONS, BC (~~GIBBONS BC~~)	CN	V0N3W 4	SECRETARY
FRANK G. TREMBLAY		#27-45215 WOLFE RD	ABBOTSFORD BC	CN	V2P1V 5	TREASURER
ZAYD RATANSI		112-250 [illegible] ST	COQUITLAM	CN BC	V3K 6V7	DIRECTOR
						DIRECTOR

I hereby certify this annual list.

X Signature of Officer [signature] RODERICK T PATTERSON

Date DECEMBER 28/00

01/03/2001 03:04P GRIFFIN FY01-000-41557

($100) T/A

DEAN HELLER
Secretary of State

101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684 5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Office Use Only:

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

SEP 25 2000
No. C25725-97
Dean Heller
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: HYPERBARIC OXYGENATION CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 - Shares filed as:
Number of Shares with par value: 25,000,000 Par Value: $0.001
Number of Shares without par value: NIL
Hereby be amended to:
Number of shares with par value: 100,000,000 Par Value: $0.001
Number of shares without par value: NIL

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 100%.*

4. Signatures (Required):

[signature]
President or **Vice President** *and* **Secretary** or **Asst. Secretary**

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

ANNUAL | **FILE NUMBER**

HYPERBARIC OXYGENATION CORPORATION

25725-1997

FOR THE PERIOD NOV 1999 TO 2000. DUE BY NOV 30, 1999.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is: RA# 69413

PARACORP INCORPORATED
318 N CARSON ST STE#208
CARSON CITY NV 89701

FOR OFFICE USE ONLY
FILED (DATE)

FILED
DEC 2 7 1999
Dean Heller
Secretary of State

☐ **IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.**

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite #3, Carson City, NV 89701-4786. (775) 684-5708.

FILING FEE: $85.00 **PENALTY: $15.00**

NAME	TITLE(S)			
RODERICK PATTERSON	PRESIDENT			
P.O. BOX	STREET ADDRESS 5474 LICKMAN RD ~~5474 CICKMAN RD~~	CITY SARDIS BC	ST. CN	ZIP V2P 4P8 ~~V2B4P 8~~
HUMPHREY H. KILLAM ~~THOMAS F MOON~~	SECRETARY			
P.O. BOX	STREET ADDRESS BOX 302 ~~1321 W 8TH AVE~~	CITY GIBSONS BC ~~VANCOUVER BC~~	ST. ~~CN~~	ZIP ~~V6H3W 4~~
FRANK G. TREMBLAY ~~HUMPHREY H ROLLAM~~	TREASURER			
P.O. BOX	STREET ADDRESS #27-45215 WOLFE RD ~~112-250 SCHOOLHOUSE~~	CITY ABBOTSFORD BC ~~COQUITLAM BC~~	ST. ~~CN~~	ZIP V2P 1V5 ~~V3K 6V7~~
BRUCE PERKINS	DIRECTOR			
P.O. BOX	STREET ADDRESS 34779 LABURNUM AVE	CITY ABBOTSFORD BC	ST.	ZIP V2S 5N3
NAME	DIRECTOR			
P.O. BOX	STREET ADDRESS	CITY	ST.	ZIP

I hereby certify this annual list.

X Signature of Officer [signature] Date NOV 26 /99

Hyperbaric Oxygenation Corporation INCORPORATION DATE: November 17, 1997 # C25725-97

A Nevada CORPORATION. FOR THE FILING PERIOD 11/97 TO 11/98

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

Paracorp Incorporated
318 N. Carson St., #208
Carson City, NV 89701

FOR OFFICE USE ONLY
FILED (DATE)
FILED IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA
SEP 03 1998
No. [illegible]
DEAN HELLER, SECRETARY OF STATE

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named.
2. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form within 60 days from the date of incorporation.
4. Make your check payable to the Secretary of State. If you need a receipt, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, Capitol Complex, Carson City, NV 89710. (702) 687-5105

FILING FEE: $85.00 LATE PENALTY: $15.00

THIS FORM MUST BE FILED 60 DAYS FROM THE DATE OF INCORPORATION

NAME	TITLE(S)	PO BOX	STREET ADDRESS	CITY	ST	ZIP
RODERICK PATTERSON	PRESIDENT / DIRECTOR		5474 LICKMAN RD.	SARDIS B.C. CAN.		V2B 4P8
THOMAS F. MOON	SECRETARY/TREASURER/DIR.		1321 W. 8th AVE.	VANCOUVER B.C. CAN.		V6H 3W4
HUMPHREY H. KOLLAM	~~TREASURER~~ VICE PRES/DIR.		112-250 SCHOOL HOUSE ST.	COQUITLAM B.C. CAN.		V3K 6V7
FRANKLIN G. TREMBLAY	DIRECTOR		27-45216 WOLFE RD	CHILLIWACK		V2P 1V4
	DIRECTOR					
	DIRECTOR					

I hereby certify this 60 day list.

X Signature of officer [signature] Title(s) SECT/TREAS Date AUG 10/98

CERTIFICATE STATE OF NEVADA — SECRETARY OF STATE FILE NUMBER

Hyperbaric Oxygenation Corporation # C25725-97

SEAL OF TH[E]

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA

NOV 17 1997

No. 25785-97

(For filing office use) Dean Heller
DEAN HELLER, SECRETARY OF STATE

Articles of Incorporation

(PURSUANT TO NRS 78)

STATE OF NEVADA

Secretary of State

Billed Trust

Filing fee: $125.00

Receipt #:

(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.

TYPE OR PRINT (BLACK INK ONLY)

NAME OF CORPORATION: HYPERBARIC OXYGENATION CORPORATION

RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent: PARACORP INC.

Street Address: 318 NORTH CARSON STREET #208 CARSON CITY, NV. 89701

Street No. Street Name City Zip

SHARES: (number of shares the corporation is authorized to issue)

Number of shares with par value: 25,000,000 Par value: $0.001 Number of shares without par value: NIL

GOVERNING BOARD: shall be styled as (check one): ✓ Directors ____ Trustees

The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows (attach additional pages if necessary):

Name	Address
HUMPHREY H. KILLAM	112-260 SCHOOLHOUSE ST, COQUITLAM, BC. V3K 6V7
FRANKLIN G. TREMBLAY	24-45215 WOLFE RD. CHILLIWACK, BC V2P 1V5
RODERICK J. PATTERSON	5474 LICKMAN RD, SARDIS, BC V2R 4B8

Name Address City State Zip

PURPOSE (optional– see reverse side): The purpose of the corporation shall be:

OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0

SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be notarized. Attach additional pages if there are more than two incorporators.)

HUMPHREY H. KILLAM
Name (print)
112-260 SCHOOLHOUSE ST. COQUITLAM, BC V3K 6V7
Address City/State/Zip
X [signature]
Signature
Province of British Columbia, CANADA County of WESTMINSTER

This instrument was acknowledged before me on NOVEMBER 17, 1996, by HUMPHREY H. KILLAM
Name of Person
as incorporator of HYPERBARIC OXYGENATION CORPORATION
(name of party on behalf of whom instrument was executed)

[signature]
Notary Public Signature
Notary Public in and for the Province of British Columbia (affix notary stamp or seal)
JAMES ROBINSON
(PERMANENT COMMISSION)

JAMES L. ROBINSON
NOTARY PUBLIC
9 - 948 Brunette Avenue
Coquitlam, B.C. V3K 1C9
Phone: 520-1232
Fax: 520-1434

Name (print)
Address City State Zip
Signature
State of ____ County of ____
This instrument was acknowledged before me on ____, 19__, by ____
Name of Person
as incorporator of ____
(name of party on behalf of whom instrument was executed)
Notary Public Signature
(affix notary stamp or seal)

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, Paracorp Incorporated hereby accept appointment as Resident Agent for the above named corporation.

Nancy A. Backes for Paracorp Incorporated 11/17/97

Signature of Resident Agent Date